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                                                                   EXHIBIT 10.47

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                               SECURITY AGREEMENT

                                      among

                              CROMPTON CORPORATION,

                           CERTAIN OF ITS SUBSIDIARIES
                         FROM TIME TO TIME PARTY HERETO

                                       and

                        DEUTSCHE BANK AG NEW YORK BRANCH,
                               as COLLATERAL AGENT

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                           Dated as of August 16, 2004

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                               SECURITY AGREEMENT

        SECURITY AGREEMENT, dated as of August 16, 2004, made by each of the undersigned assignors (each, an "Assignor" and, together with any other entity that becomes an assignor hereunder pursuant to Section 10.12 hereof, the "Assignors") in favor of Deutsche Bank AG New York Branch, as collateral agent for the benefit of the Lender Creditors (as defined below) and as collateral agent for the benefit of the Secured Creditors (as defined below) (in such capacities and (in either case) together with any successor collateral agent, the "Collateral Agent"). Certain capitalized terms as used herein are defined in
Article IX hereof. Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined. Notwithstanding anything herein to the contrary, (i) for purposes of Section 1.1(a)(A) hereof and the first reference to "Collateral Agent" in Section 6.6 hereof, the term "Collateral Agent" shall mean Deutsche Bank AG New York Branch (together with any successor collateral agent), in its separate individual capacity as collateral agent for the benefit of the Lender Creditors with respect to the Priority Credit Document Obligations, (ii) for purposes of Section 1.1(a)(B) and the second reference to "Collateral Agent" in
Section 6.6 hereof, hereof, the term "Collateral Agent" shall mean Deutsche Bank AG New York Branch (together with any successor collateral agent), in its separate individual capacity as collateral agent for the benefit of all of the Secured Creditors with respect to the Obligations not constituting Priority Credit Document Obligations, and (iii) for purposes of all other provisions in this Agreement, the term "Collateral Agent" shall mean (x) Deutsche Bank AG New York Branch (together with any successor collateral agent), in its separate individual capacity as collateral agent for the benefit of the Lender Creditors with respect to the Priority Credit Document Obligations and (y) Deutsche Bank AG New York Branch (together with any successor collateral agent), in its separate individual capacity as collateral agent for the benefit of all of the Secured Creditors with respect to the Obligations not constituting Priority Credit Document Obligations.

                              W I T N E S S E T H:

        WHEREAS, Crompton Corporation, a Delaware corporation (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), Deutsche Bank AG, Cayman Islands Branch, as Deposit Bank, and Deutsche Bank AG New York Branch, as administrative agent (together with any successor Administrative Agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of August 16, 2004, providing for the making of Loans to the Borrower, and the issuance of, and participation in, Letters of Credit for the account of the Borrower, all as contemplated therein (the Lenders, each Issuing Lender, the Administrative Agent and the Collateral Agent are herein called the "Lender Creditors") (as used herein, the term "Credit Agreement" means the Credit Agreement described above in this paragraph, as the same may from time to time be amended, modified, extended, renewed, replaced, restated, supplemented and/or refinanced from time to time, and including any agreement extending the maturity of, or refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers or guarantors thereunder or any increase in the amount borrowed) of all or any portion of, the indebtedness under such credit agreement or any successor credit agreement, whether or not with the same agent, trustee, representative, lenders or holders);

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        WHEREAS, the Borrower and/or one or more of the other Assignors may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Hedging Creditors");

        WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Lender Creditors and the Hedging Creditors the payment and performance when due of all Guaranteed Obligations as described (and defined) therein;

        WHEREAS, the Borrower has, prior to the date hereof, issued (x) $110,000,000 in aggregate principal amount of its 7.75% debentures due 2023 (the "Existing 2023 Senior Notes", and with the holders from time to time of such Existing 2023 Senior Notes being herein called the "Existing 2023 Senior Noteholders") pursuant to the Indenture, dated as of February 1, 1993, between the Borrower (as successor-in-interest to Witco Corporation) and Deutsche Bank Trust Company Americas (as successor-in-interest to JPMorgan Chase Bank (which in turn was a successor-in-interest to The Chase Manhattan Bank, N.A.)), as trustee (together with any successor trustee, the "Trustee"), as amended by the First Supplemental Indenture thereto, dated as of February 1, 1996, among the Borrower, the Trustee and U.S. Bank, National Association, as trustee for the Existing 2006 Senior Notes (as further amended, modified or supplemented from time to time, the "Existing Senior Notes Indenture"), and (y) $150,000,000 in aggregate principal amount of its 6.875% debentures due 2026 (the "Existing 2026 Senior Notes", and with the holders from time to time of such Existing 2026 Senior Notes being herein called the "Existing 2026 Senior Noteholders"; and (i) the Existing 2026 Senior Noteholders, together with the Existing 2023 Senior Noteholders, are collectively referred to herein as the "Existing Senior Noteholders" and (ii) the Existing 2023 Senior Notes, together with the Existing 2026 Senior Notes, are collectively referred to herein as the "Existing Senior Notes") pursuant to the Existing Senior Notes Indenture;

        WHEREAS, the Borrower and/or one or more of the other Assignors have entered into, or may in the future enter into, one or more agreements or arrangements providing for (x) cash overdraft protection to be made available to the Borrower and/or one or more of the other Assignors as part of their cash management system and/or (y) credit card lines of credit to be made available to certain employees of the Borrower and/or one or more of the other Assignors, in each case, with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Additional Secured Creditors"), which agreements or arrangements may, in accordance with the terms thereof and to the extent permitted by the Credit Agreement and the other Credit Documents, be (x) guaranteed by the Borrower and/or one or more of the other Assignors and (y) secured on an equal and ratable basis in an aggregate amount not to exceed $30,000,000 with the other Obligations not constituting Priority Credit Document Obligations as hereinafter provided (each such agreement or arrangement (but only to the extent permitted by the Credit Agreement), an "Additional Secured Agreement");

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        WHEREAS, the Lender Creditors, the Hedging Creditors, the Existing
Senior Noteholders and the Additional Secured Creditors are collectively referred to herein as the "Secured Creditors";

        WHEREAS, it is a condition precedent to (i) the making of Loans to, and the issuance of, and participation in, Letters of Credit for the account of, the Borrower under the Credit Agreement, (ii) the Hedging Creditors entering into Interest Rate Protection Agreements and Other Hedging Agreements, and (iii) the Additional Secured Creditors entering into Additional Secured Agreements, that each Assignor shall have executed and delivered this Agreement to the Collateral Agent;

        WHEREAS, because of the condition precedent described in the immediately preceding recital, it is a requirement under the Existing Senior Notes Indenture that the Borrower's obligations in respect of the Existing Senior Notes be secured on an equal and ratable basis with a portion of the other Obligations as, and to the extent, provided therein and herein; and

        WHEREAS, each Assignor obtained benefits from the issuance by the Borrower of the Existing Senior Notes and will obtain benefits from the incurrence of Loans by the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement, the entering by the Borrower and/or one or more of the other Assignors into Interest Rate Protection Agreements or Other Hedging Agreements and the entering into by the Borrower and/or one or more of the other Assignors of Additional Secured Agreements and, accordingly, desires to execute this Agreement in order to satisfy the conditions described in the two preceding recitals and to induce the Lenders to make Loans to the Borrower and issue, and/or participate in, Letters of Credit for the account of the Borrower, the Hedging Creditors to enter into Interest Rate Protection Agreements or Other Hedging Agreements with the Borrower and/or one or more of the other Assignors and the Additional Secured Creditors to enter into Additional Secured Agreements with the Borrower and/or one or more of the other Assignors;

        NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

                                    ARTICLE I

                               SECURITY INTERESTS

        1.1 Grant of Security Interests. (a) Each Assignor does hereby (A) assign and transfer unto the Collateral Agent in its capacity solely as collateral agent for the equal and ratable benefit of the Lender Creditors, and does hereby pledge and grant to the Collateral Agent in its capacity solely as collateral agent for the equal and ratable benefit of the Lender Creditors, in each case as security for the prompt payment and performance when due of all Priority Credit Document Obligations, a continuing security interest in all of the right, title and interest of such

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Assignor in, to and under all of the following personal property and fixtures
(and all rights therein) of such Assignor, or in which or to which such Assignor has any rights, in each case whether now existing or hereafter from time to time acquired, and (B) separately assign and transfer unto the Collateral Agent in its capacity solely as collateral agent for the equal and ratable benefit of all of the Secured Creditors, and does hereby separately pledge and grant to the Collateral Agent in its capacity solely as collateral agent for the equal and ratable benefit of all of the Secured Creditors, in each case as security for the prompt payment and performance when due of all Obligations not constituting Priority Credit Document Obligations, a separate continuing security interest in all of the right, title and interest of such Assignor in, to and under all of the following personal property and fixtures (and all rights therein) of such Assignor, or in which or to which such Assignor has any rights, in each case whether now existing or hereafter from time to time acquired (it being understood and agreed by the parties hereto that (x) the security interest granted herein (i) to the Collateral Agent in its capacity solely as collateral agent for the equal and ratable benefit of the Lender Creditors to secure the Priority Credit Document Obligations shall have a first priority distribution right as provided in Section 7.4 hereof and (ii) to the Collateral Agent in its capacity solely as collateral agent for the equal and ratable benefit of all of the Secured Creditors to secure Obligations not constituting Priority Credit Document Obligations shall be subject to the security interest granted herein for the benefit of the Lender Creditors to secure Priority Credit Document Obligations and shall only be entitled to a distribution as provided in Section
7.4 hereof after all Priority Credit Document Obligations have been paid in full as provided in such Section 7.4, and (y) the grants of security interest hereunder constitute two separate and distinct grants of security and Liens, one in favor of the Collateral Agent in its capacity as collateral agent for the equal and ratable benefit of the Lender Creditors to secure Priority Credit Document Obligations and the second in favor of the Collateral Agent in its capacity as collateral agent for the equal and ratable benefit of all of the Secured Creditors to secure Obligations not constituting Priority Credit Document Obligations):

        (i)     each and every Account;

        (ii)    all cash;

        (iii) the Cash Collateral Account and all monies, securities, Instruments and other investments deposited in (or credited to) the Cash Collateral Account;

        (iv) all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

        (v)     all Commercial Tort Claims;

        (vi) all computer programs and Domain Names and all intellectual property rights therein, and all other proprietary information, including but not limited to Trade Secret Rights;

        (vii) all Contracts, together with all Contract Rights arising thereunder;

        (viii)  all Copyrights;

        (ix)    all Equipment;

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        (x)     all Deposit Accounts and all other demand, deposit, time,
    savings, cash management, passbook and similar accounts maintained by such Assignor with any Person (including any Secured Creditor) and all monies, securities, Instruments and other investments deposited in (or credited to) any of the foregoing;

        (xi)    all Documents;

        (xii)   all General Intangibles;

        (xiii)  all Goods;

        (xiv)   all Instruments;

        (xv)    all Inventory;

        (xvi)   all Investment Property;

        (xvii) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

        (xviii) all Marks, the goodwill of the business of such Assignor symbolized by the Marks, and all causes of action arising prior to or after the date hereof for infringement of any of the Marks or unfair competition regarding the same;

        (xix) all Patents and all causes of action arising prior to or after the date hereof for infringement of any of the Patents;

        (xx)    all Permits;

        (xxi) all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording;

        (xxii)  all Supporting Obligations; and

        (xxiii) all Proceeds and products of any and all of the foregoing (all of the above, including this clause (xxiii), the "Collateral").

        (b) Notwithstanding anything to the contrary herein, the term "Collateral" shall not include, and the security interest granted under this Agreement shall not attach to: (a) any lease, license, contract or agreement to which any Assignor is a party to the extent (but only to the extent) that the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Assignor therein or (ii) a breach or termination pursuant to the terms of, or a default under, any such lease, license or agreement (other than, in either case, to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity), (b) except as otherwise provided in the Pledge

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Agreement, more than 65% of the total combined voting power of all classes of
Voting Equity Interests (as defined in the Pledge Agreement) of any Exempted Foreign Entity (as defined in the Pledge Agreement), (c) any Equipment owned by any Assignor that is subject to a purchase money security interest (as defined in Section 9-103 of the UCC) or a Capitalized Lease Obligation permitted pursuant to the Credit Agreement if the contract or other agreement in which such Lien is granted (or in the documentation providing for such Capitalized Lease Obligation) prohibits or requires the consent of any Person other than any Assignor as a condition to the creation of any other Lien on such Equipment, but only, in each case, to the extent, and for so long as, the Indebtedness secured by the applicable purchase money security interest or the applicable Capitalized Lease Obligation has not been repaid in full or the applicable prohibition (or consent requirement) has not otherwise been removed or terminated (or obtained as applicable), and (d) the Domestic Receivables Facility Property and the Proceeds thereof (other than the cash Proceeds received by the respective Assignor from the sale of the respective Accounts to the buyer of such Accounts pursuant to the New Domestic Receivables Facility).

        (c) The security interests of the Collateral Agent under this Agreement extends to all Collateral which any Assignor may acquire, or with respect to which any Assignor may obtain rights, at any time during the term of this Agreement.

        1.2 Power of Attorney. Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

        2.1 Necessary Filings. All filings, registrations, recordings and other actions necessary or appropriate to create, preserve and perfect the security interests granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been accomplished (or will be accomplished immediately following the Effective Date) and the security interests granted to the Collateral Agent pursuant to this Agreement in and to the Collateral create valid and, together with all such filings, registrations, recordings and other actions, perfected security interests therein prior to the rights of all other Persons therein (subject to the intercreditor provisions set forth in Section
1.1 hereof) and subject to no other Liens (other than Permitted Liens related thereto) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Collateral consists of the type of property in

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which a security interest may be perfected by possession or control (within the meaning of the UCC as in effect on the date hereof in the State of New York), by filing a financing statement under the Uniform Commercial Code as enacted in any relevant jurisdiction or by a filing of a Grant of Security Interest in the respective form attached hereto in the United States Patent and Trademark Office or in the United States Copyright Office, as applicable; provided, however, that subsequent filings of Grants of Security Interests in the respective forms attached hereto as Annexes L, M and N may be required with respect to registrations and applications to register Marks, Patents and Copyrights, respectively, acquired after the Effective Date.

        2.2 No Liens. Such Assignor is, and as to all Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens related thereto), and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

        2.3 Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of Permitted Liens), and so long as the Termination Date has not occurred, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or in connection with Permitted Liens or financing statements for which proper termination statements have been delivered to the Collateral Agent for filing.

        2.4 Chief Executive Office, Record Locations. The chief executive office of such Assignor is, on the date of this Agreement, located at the address indicated on Annex A hereto for such Assignor. During the period of the four calendar months preceding the date of this Agreement, the chief executive office of such Assignor has not been located at any address other than that indicated on Annex A in accordance with the immediately preceding sentence, in each case unless each such other address is also indicated on Annex A hereto for such Assignor.

        2.5 Location of Inventory and Equipment. All Inventory and Equipment held on the date hereof anywhere in the United States, or held at any time during the four calendar months prior to the date hereof anywhere in the United States, by each Assignor is located at one of the locations shown on Annex B hereto for such Assignor.

        2.6 Legal Names; Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility); Jurisdiction of Organization; Location; Organizational Identification Numbers; Changes Thereto; etc. The exact legal name of each Assignor, the type of organization of such Assignor, whether or not such Assignor is a Registered Organization, the jurisdiction of organization of such Assignor, such Assignor's Location, the organizational identification number (if any) of such Assignor, and whether or not such Assignor is a Transmitting Utility, is listed on Annex C hereto for such Assignor. Such Assignor shall not change its legal name, its type of organization, its status as a Registered Organization (in the case

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of a Registered Organization), its status as a Transmitting Utility or as a
Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, or its organizational identification number (if any) from that used on Annex C hereto, except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) such Assignor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Collateral Agent not less than 15 days' prior written notice of each change to the information listed on Annex C (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex C which shall correct all information contained therein for such Assignor, and (ii) in connection with the respective such change or changes, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that such Assignor does not have an organizational identification number on the date hereof and later obtains one, such Assignor shall promptly thereafter notify the Collateral Agent of such organizational identification number (to the extent such organizational identification number is required to perfect the Collateral Agent's security interests hereunder) and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

        2.7 Trade Names; Etc. None of the Assignors has or operates in any jurisdiction under, or in the preceding five years has had or has operated in any jurisdiction under, any trade names, fictitious names or other names except its legal name as specified in Annex C and such other trade or fictitious names as are listed on Annex D hereto for such Assignor. Such Assignor shall not assume or operate in any jurisdiction under any new trade, fictitious or other name until (i) it shall have given to the Collateral Agent not less than 15 days' written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name will be used and providing such other information in connection therewith as the Collateral Agent may reasonably request and (ii) with respect to such new name, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

        2.8 Certain Significant Transactions. During the one year period preceding the date of this Agreement, no Person shall have merged or consolidated with or into any Assignor, and no Person shall have liquidated into, or transferred all or substantially all of its assets to, any Assignor, in each case except as described in Annex E hereto. With respect to any transactions so described in Annex E hereto, the respective Assignor shall have furnished such information with respect to the Person (and the assets of the Person and locations thereof) which merged with or into or consolidated with such Assignor, or was liquidated into or transferred all or substantially all of its assets to such Assignor, and shall have furnished to the Collateral Agent such UCC lien searches as may have been reasonably requested with respect to such Person and its assets, to establish that no security interest (excluding Permitted Liens) continues perfected on the date hereof with respect to any Person described above (or the assets transferred to the

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respective Assignor by such Person), including without limitation pursuant to
Section 9-316(a)(3) of the UCC.

        2.9 Non-UCC Property. The aggregate book value (as determined by the Assignors in good faith) of all property of the Assignors of the types described in clauses (1), (2) and (3) of Section 9-311(a) of the UCC (excluding any Marks, Patents and Copyrights) does not exceed $1,000,000. If the aggregate book value of all such property at any time owned by all Assignors exceeds $1,000,000, the Assignors shall provide prompt written notice thereof to the Collateral Agent and, upon the request of the Collateral Agent, the Assignors shall promptly (and in any event within 30 days) take such actions (at their own cost and expense) as may be required under the respective United States, State or other laws referenced in Section 9-311(a) of the UCC to perfect the security interests granted herein in any Collateral where the filing of a financing statement does not perfect the security interest in such property in accordance with the provisions of Section 9-311(a) of the UCC.

        2.10 As-Extracted Collateral; Timber-to-be-Cut. On the date hereof, such Assignor does not own, or expect to acquire, any property which constitutes, or would constitute, As-Extracted Collateral or Timber-to-be-Cut. If at any time after the date of this Agreement such Assignor owns, acquires or obtains rights to any As-Extracted Collateral or Timber-to-be-Cut, such Assignor shall furnish the Collateral Agent with prompt written notice thereof (which notice shall describe in reasonable detail the As-Extracted Collateral and/or Timber-to-be-Cut and the locations thereof) and shall take all actions as may be deemed reasonably necessary or desirable by the Collateral Agent to perfect the security interest of the Collateral Agent therein.

        2.11 Recourse. This Agreement is made with full recourse to each Assignor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein and in the Secured Debt Agreements.

                                   ARTICLE III

            SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS;
             INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL

        3.1 Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense accurate records of its Accounts and Contracts, including, but not limited to, originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available on such Assignor's premises to the Collateral Agent for inspection, at such Assignor's own cost and expense, at any and all reasonable times upon prior notice to such Assignor and otherwise in accordance with the Credit Agreement. Upon the occurrence and during the continuance of an Event of Default and at the request of the Collateral Agent, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Accounts and Contract Rights (including, without limitation, all documents evidencing the Accounts and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). Upon the occurrence and during the continuance of an Event of Default and if the Collateral Agent so directs, such Assignor shall legend, in form and manner

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satisfactory to the Collateral Agent, the Accounts and the Contracts, as well as books, records and documents (if any) of such Assignor evidencing or pertaining to such Accounts and Contracts with an appropriate reference to the fact that such Accounts and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

        3.2 Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, if the Collateral Agent so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Accounts and Contracts constituting Collateral to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any such Accounts and/or under any such Contracts to make payments with respect thereto as provided in the preceding clause (x), and (z) that the Collateral Agent may enforce collection of any such Accounts and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor. Without notice to or assent by any Assignor, the Collateral Agent may, upon the occurrence and during the continuance of an Event of Default, apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account toward the payment of the Obligations in the manner provided in Section 7.4 of this Agreement. The reasonable costs and expenses of collection (including reasonable attorneys' fees), whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (y) to the relevant Assignor, provided that (x) the failure by the Collateral Agent to so notify such Assignor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.2 and (y) no such notice shall be required if an Event of Default of the type described in Section 10.05 of the Credit Agreement has occurred and is continuing.

        3.3 Modification of Terms; etc. Except in accordance with such Assignor's ordinary course of business and consistent with reasonable business judgment or as permitted by Section 3.4, no Assignor shall rescind or cancel any indebtedness evidenced by any material Account or under any material Contract constituting Collateral, or modify any material term thereof or make any material adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any material Account or material Contract constituting Collateral, or interest therein in each case in a manner that is adverse to such Assignor in any material respect or adverse to the interests of the Secured Creditors in any material respect, without the prior written consent of the Collateral Agent. No Assignor will do anything to impair the rights of the Collateral Agent in the Accounts or Contracts constituting Collateral.

        3.4 Collection. Each Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Accounts constituting Collateral or obligor under any Contract constituting Collateral, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Account or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account or under such Contract. Except as otherwise directed by the Collateral Agent after the occurrence and during the continuation of an Event of Default, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with reasonable business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Assignor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

        3.5 Instruments. If any Assignor owns or acquires any Instrument which is an Intercompany Note or any other Instrument with a principal amount in excess of $250,000 constituting Collateral (other than checks and other payment instruments received and collected in the ordinary course of business), such Assignor will within 10 Business Days thereafter notify the Collateral Agent thereof, and upon request by the Collateral Agent will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent.

        3.6 Assignors Remain Liable Under Accounts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Accounts to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Accounts. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Account pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

        3.7 Assignors Remain Liable Under Contracts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Contracts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Contract pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

        3.8 Deposit Accounts; Etc. (a) No Assignor maintains, or at any time after the date of this Agreement shall establish or maintain, any demand, time, savings, passbook or similar account, except for such accounts maintained with a bank (as defined in Section 9-102 of the UCC) whose jurisdiction (determined in accordance with Section 9-304 of the UCC) is within a State of the United States. Annex F hereto sets forth, as of the date of this Agreement, for each Assignor, each Deposit Account maintained by such Assignor (including a description thereof and the respective account number), and the name of the respective bank with which such Deposit Account is maintained. For each Deposit Account which is part of the Collateral (other than (i) the Cash Collateral Account or any other Deposit Account maintained with the Collateral Agent, (ii) Deposit Accounts which are "zero balance" accounts used solely for accounts payable and (iii) as otherwise agreed by the Collateral Agent), the respective Assignor shall cause the bank with which the Deposit Account is maintained to execute and deliver to the Collateral Agent, within 60 days after the date of this Agreement or, if later, at the time of the establishment of the respective Deposit Account (in each case, or such later date as agreed to in writing by the Collateral Agent in its sole discretion), a "control agreement" in the form of Annex G hereto (appropriately completed), with such changes thereto or in such other form as may be reasonably acceptable to the Collateral Agent. If any bank with which a Deposit Account is maintained refuses to, or does not, enter into such a "control agreement," then the respective Assignor shall promptly (and in any event within 60 days after the date of this Agreement (in each case, or such later date as agreed to in writing by the Collateral Agent in its sole discretion) or, if later, 45 days after the establishment of such account (or such later date as may be acceptable to the Collateral Agent)) close the respective Deposit Account and transfer all balances therein to the Cash Collateral Account or another Deposit Account meeting the requirements of this
Section 3.8. If any bank with which a Deposit Account is maintained refuses to subordinate its claims with respect to such Deposit Account to the Collateral Agent's security interest therein on terms satisfactory to the Collateral Agent, then the Collateral Agent, at its option, may (x) require that such Deposit Account be terminated in accordance with the immediately preceding sentence or
(y) agree to a "control agreement" without such subordination, provided that in such event the Collateral Agent may at any time, at its option, subsequently require that such Deposit Account be terminated (within 45 days after notice from the Collateral Agent (in each case, or such later date as agreed to in writing by the Collateral Agent in its sole discretion)) in accordance with the requirements of the immediately preceding sentence.

        (b) After the date of this Agreement, no Assignor shall establish any new demand, time, savings, passbook or similar account, except for Deposit Accounts established and maintained with banks and meeting the requirements of preceding clause (a). At the time any such Deposit Account is established, the appropriate "control agreement" shall be entered into in accordance with the requirements of preceding clause (a) and the respective Assignor shall furnish to the Collateral Agent a supplement to Annex F hereto containing the relevant information with respect to the respective Deposit Account and the bank with which same is established.

        (c) Without limiting the provisions of Sections 3.8(a) and (b) hereof, to the extent that any Deposit Account is maintained by any Secured Creditor, such Secured Creditor (by its acceptance of the benefits of this Agreement) hereby agrees that (i) its possession and control over such Deposit Account (and all Collateral deposited therein (or credited thereto)) shall be held as agent and collateral bailee for the benefit of the Secured Creditors pursuant to the terms of this Agreement and that the Collateral Agent and the other Secured Creditors shall thereby have constructive possession and control over such Deposit Account (and all Collateral deposited therein (or credited therein (or credited thereto)), and (ii) it shall comply with instructions originated by the Collateral Agent directing the disposition of funds in such Deposit Account as, and to the extent, set forth in Annex G hereto (all of the provisions of which (whether or not executed by such Secured Creditor) are incorporated herein by reference in their entirety as if fully set forth herein).

        3.9 Letter-of-Credit Rights. If any Assignor is at any time a beneficiary under a letter of credit with a stated amount of $2,500,000 or more, such Assignor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, such Assignor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, use its reasonable best efforts to (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under such letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be applied as provided in this Agreement only after the occurrence and during the continuance of an Event of Default.

        3.10 Commercial Tort Claims. All Commercial Tort Claims of each Assignor in existence on the date of this Agreement in an amount (taking the greater of the aggregate claimed damages thereunder or the good faith estimated value thereof) of $10,000,000 or more are described in Annex H hereto. If any Assignor shall at any time after the date of this Agreement acquire a Commercial Tort Claim in an amount (taking the greater of the aggregate claimed damages thereunder or the good faith estimated value thereof) of $10,000,000 or more, such Assignor shall promptly notify the Collateral Agent thereof in a writing signed by such Assignor and describing the details thereof and shall grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

        3.11 Chattel Paper. Upon the request of the Collateral Agent made at any time or from time to time, each Assignor shall promptly furnish to the Collateral Agent a list of all Electronic Chattel Paper held or owned by such Assignor. Furthermore, if requested by the Collateral Agent, each Assignor shall promptly take all actions which are reasonably practicable so that the Collateral Agent has "control" of all Electronic Chattel Paper in accordance with the requirements of Section 9-105 of the UCC. Each Assignor will promptly (and in any event within 10 Business Days) following any request by the Collateral Agent, deliver all of its Tangible Chattel Paper to the Collateral Agent.

        3.12 Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments or grants of security interest, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps, including any and all actions as may be necessary or required under the Federal Assignment of Claims Act, relating to its Accounts, Contracts, Instruments, Inventory and other property or rights in each case constituting Collateral and covered by the security interest hereby granted, as the Collateral Agent may reasonably require.

                                   ARTICLE IV

            SPECIAL PROVISIONS CONCERNING TRADEMARKS AND DOMAIN NAMES

        4.1 Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use the registered Marks and Domain Names listed in Annex I hereto for such Assignor and that said listed Marks and Domain Names include all registered United States Marks and applications for registrations of United States Marks in the United States Patent and Trademark Office and all Domain Names that such Assignor owns or uses in connection with its business as of the date hereof. Each Assignor represents and warrants that it owns, is licensed to use or otherwise has the right to use, all Marks and Domain Names that it uses, except where the failure to have such rights, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Each Assignor further warrants that it has no knowledge of any third party claim received by it that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any trademark, service mark or trade name of any other Person other than as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Assignor represents and warrants that all U.S. trademark registrations and applications and Domain Name registrations listed in Annex I hereto are subsisting, have not been canceled and to such Assignor's knowledge are valid, and that such Assignor is not aware of any third-party claim that any of said registrations is invalid or unenforceable. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office or similar registrar in order to effect an absolute assignment of all right, title and interest in each Mark and/or Domain Name, and record the same, such appointment as attorney is coupled with an interest.

        4.2 Licenses and Assignments. Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any Mark or Domain Name absent prior written approval of the Collateral Agent.

        4.3 Infringements. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who such Assignor believes is, or may be, infringing or diluting or otherwise violating any of such Assignor's rights in and to any Mark or Domain Name in any manner that could reasonably be expected to have a Material Adverse Effect, or with respect to any party claiming that such Assignor's use of any Mark or Domain Name material to such Assignor's business violates in any material respect any property right of that party. Each Assignor further agrees to prosecute diligently in accordance with reasonable business practices any Person infringing any Mark or Domain Name to the extent that such infringement, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

        4.4 Preservation of Marks and Domain Names. Each Assignor agrees to use its Marks and Domain Names which are material to such Assignor's business in interstate commerce during the time in which this Agreement is in effect and to take all such other actions as are reasonably necessary to preserve such Marks as trademarks or service marks under the laws of the United States consistent with Section 4.5 hereof and other than any such Marks which are no longer used or are deemed by such Assignor in its reasonable business judgment to no longer be useful in its business or operations.

        4.5 Maintenance of Registration. Each Assignor shall, at its own expense, diligently process all documents reasonably required to maintain all Mark and/or Domain Name registrations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its material registered Marks, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent (other than with respect to registrations and applications deemed by such Assignor in its reasonable business judgment to be no longer prudent to pursue).

        4.6 Future Registered Marks and Domain Names. If any Mark registration is issued hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office or any Domain Name is registered by Assignor, within 45 days of receipt of such certificate or similar indicia of ownership, such Assignor shall deliver to the Collateral Agent a grant of a security interest in such Mark, to the Collateral Agent and at the expense of such Assignor, confirming the grant of a security interest in such Mark to the Collateral Agent hereunder, the form of such security to be substantially in the form of Annex L hereto or in such other form as may be reasonably satisfactory to the Collateral Agent.

        4.7 Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the Marks and Domain Names, together with all trademark rights and rights of protection to the same, vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency or registrar; (ii) take and use or sell the Marks or Domain Names and the goodwill of such Assignor's business symbolized by the Marks or Domain Names and the right to carry on the business and use the assets of such Assignor in connection with which the Marks or Domain Names have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks or Domain Names in any manner whatsoever, directly or indirectly, and such Assignor shall execute such further documents that the Collateral Agent may reasonably request to further confirm this and to transfer ownership of the Marks or Domain Names (including any registrations and any pending trademark applications) in the United States Patent and Trademark Office or applicable Domain Name registrar to the Collateral Agent.

                                   ARTICLE V

       SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS

        5.1 Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of all rights in (i) all Trade Secret Rights, (ii) the Patents listed in Annex J hereto for such Assignor and that said Patents include all the United States patents and applications for United States patents that such Assignor owns as of the date hereof and (iii) the Copyrights listed in Annex K hereto for such Assignor and that said Copyrights include all the United States copyrights registered with the United States Copyright Office and applications to United States copyright registrations that such Assignor owns as of the date hereof. Each Assignor further warrants that it has no knowledge of any third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any patent of any other Person or such Assignor has misappropriated any trade secret or proprietary information which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office or the United States Copyright Office in order to effect an absolute assignment of all right, title and interest in each Patent or Copyright, and to record the same, such appointment is coupled with an interest.

        5.2 Licenses and Assignments. Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any Patent or Copyright absent prior written approval of the Collateral Agent.

        5.3 Infringements. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any infringement, contributing infringement or active inducement to infringe or other violation of such Assignor's rights in any Patent or Copyright in any manner that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or to any claim that the practice of any Patent or use of any Copyright violates any property right of a third party, or with respect to any misappropriation of any Trade Secret Right or any claim that practice of any Trade Secret Right violates any property right of a third party, in each case, in any manner which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Assignor further agrees, absent direction of the Collateral Agent to the contrary, to diligently prosecute, in accordance with its reasonable business judgment, any Person infringing any Patent or Copyright or any Person misappropriating any Trade Secret Right, in each case to the extent that such infringement or misappropriation, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

        5.4 Maintenance of Patents or Copyrights. At its own expense, each Assignor shall make timely payment of all post-issuance fees required to maintain in force its rights under each Patent or Copyright, absent prior written consent of the Collateral Agent (other than any such Patents or Copyrights which are no longer used or are deemed by such Assignor in its reasonable business judgment to no longer be useful in its business or operations).

        5.5 Prosecution of Patent or Copyright Applications. At its own expense, each Assignor shall diligently prosecute all material applications for (i) United States Patents listed in Annex J hereto and (ii) Copyrights listed on Annex K hereto, in each case for such Assignor and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies (other than applications that are deemed by such Assignor in its reasonable business judgment to no longer be necessary or useful in the conduct of the Assignor's business or operations), absent written consent of the Collateral Agent.

        5.6 Other Patents and Copyrights. Within 45 days of the acquisition or issuance of a United States Patent, registration of a Copyright, or acquisition of a registered Copyright, or of filing of an application for a United States Patent or Copyright registration, the relevant Assignor shall deliver to the Collateral Agent a grant of a security interest as to such Patent or Copyright, as the case may be, to the Collateral Agent and at the expense of such Assignor, confirming the grant of a security interest, the form of such grant of a security interest to be substantially in the form of Annex M or N hereto, as appropriate, or in such other form as may be reasonably satisfactory to the Collateral Agent.

        5.7 Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of such Assignor in each of the Patents and Copyrights vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 hereof to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents and Copyrights; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and using the Copyrights directly or indirectly, and such Assignor shall execute such further documents as the Collateral Agent may reasonably request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.

                                   ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL

        6.1 Protection of Collateral Agent's Security. Except as otherwise permitted by the Secured Debt Agreements, each Assignor will do nothing to impair the rights of the Collateral Agent in the Collateral. Each Assignor will at all times maintain insurance, at such Assignor's own expense to the extent and in the manner provided in the Secured Debt Agreements. Except to the extent otherwise permitted to be retained by such Assignor or applied by such Assignor pursuant to the terms of the Secured Debt Agreements, the Collateral Agent shall, at the time any proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with Section 7.4 hereof. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

        6.2 Warehouse Receipts Non-Negotiable. To the extent practicable, each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such Assignor shall request that such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

        6.3 Additional Information. Each Assignor will, at its own expense, from time to time upon the reasonable request of the Collateral Agent, promptly (and in any event within 10 Business Days after its receipt of the respective request) furnish to the Collateral Agent such information with respect to the Collateral (including the identity of the Collateral or such components thereof as may have been requested by the Collateral Agent, the value and location of such Collateral, etc.) as may be reasonably requested by the Collateral Agent. Without limiting the forgoing, each Assignor agrees that it shall promptly (and in any event within 10 Business Days after its receipt of the respective request) furnish to the Collateral Agent such updated Annexes hereto as may from time to time be reasonably requested by the Collateral Agent.

        6.4 Further Actions. Each Assignor will, at its own expense and upon the reasonable request of the Collateral Agent, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports, grants of security and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

        6.5 Financing Statements. Each Assignor agrees to execute and deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are reasonably necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law (and such authorization includes describing the Collateral as "all assets" of such Assignor or include a similar generic description as determined by the Collateral Agent).

        6.6 Acknowledgment. The Collateral Agent in its sole capacity as collateral agent for the benefit of the Lender Creditors with respect to the Priority Credit Document Obligations hereby agrees and acknowledges that, to the extent that it has possession or will have possession of any Collateral, it has acquired or will acquire possession of Collateral and shall hold such Collateral on behalf of itself as well as on behalf of the Collateral Agent in its sole capacity as collateral agent for the benefit of the Secured Creditors with respect to the Obligations not constituting Priority Credit Document Obligations, in accordance with Sections 8-301(a)(2), 9-313(a) and 9-313(c) of the UCC.

                                  ARTICLE VII

                 REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

        7.1 Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and may:

        (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

        (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral;

        (iii) instruct all banks which have entered into a control agreement with the Collateral Agent (including any Secured Creditor that has control over a Deposit Account) to transfer all monies, securities and instruments held by such depositary bank to the Cash Collateral Account;

        (iv) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 7.2 hereof, or direct such Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

        (v) take possession of the Collateral or any part thereof, by directing such Assignor in writing to deliver the same to the Collateral Agent at any reasonable place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense:

                        (x) forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent;

                        (y) store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2 hereof; and

                        (z) while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain it in good condition;

        (vi) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Domain Names, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;

        (vii) apply any monies constituting Collateral or proceeds thereof in accordance with the provisions of Section 7.4; and

        (viii) take any other action as specified in clauses (1) through (5), inclusive, of Section 9-607 of the UCC;

it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation. By accepting the benefits of this Agreement and each other Security Document, the Secured Creditors expressly acknowledge and agree that, except as, and to the extent, provided in Section 4(a) of Annex O attached hereto, this Agreement and each other Security Document may be enforced only by the action of the Collateral Agent acting upon the instructions of the Required Secured Creditors and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent or the holders of at least a majority of the outstanding other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement and the other Credit Party Security Documents.

        7.2 Remedies; Disposition of the Collateral. If any Event of Default shall have occurred and be continuing, then any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Assignor which the Collateral Agent shall determine to be commercially reasonable. Any such sale, lease or other disposition may be effected by means of a public disposition or private disposition, effected in accordance with the applicable requirements (in each case if and to the extent applicable) of Sections 9-610 through 9-613 of the UCC and/or such other mandatory requirements of applicable law as may apply to the respective disposition. The Collateral Agent may, without notice or publication, adjourn any public or private disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for the disposition, and such disposition may be made at any time or place to which the disposition may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser (and may pay all or any portion of the purchase price by crediting Obligations against the purchase price) of the Collateral or any item thereof, offered for disposition in accordance with this Section 7.2 without accountability to the relevant Assignor. If, under applicable law, the Collateral Agent shall be permitted to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be required by such applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such disposition or dispositions of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor's expense.

        7.3 Waiver of Claims. Except as otherwise provided in this Agreement,
(a) EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and (b) each Assignor hereby further waives, to the extent permitted by law:

        (i) all damages occasioned by such taking of possession or any such disposition except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision);

        (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

        (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

        7.4 Application of Proceeds. All moneys collected by the Collateral Agent upon any sale or other disposition of any Collateral pursuant to the enforcement of this Agreement or the exercise of any of the remedial provisions hereof (or, if any other Security

Document requires proceeds of "collateral" thereunder to be applied in accordance with the terms of this Agreement, by such "collateral agent" thereunder pursuant to the enforcement of such Security Document or the exercise of the remedial provisions thereof), together with all other moneys received by the Collateral Agent hereunder in respect of the Collateral (or such "collateral agent" under such other Security Documents) (including all monies received in respect of post-petition interest) as a result of any such enforcement or the exercise of any such remedial provisions or as a result of any distribution of any Collateral (or "collateral" under any other Security Document, as the case may be) upon the bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of the obligations and indebtedness of any Assignor, or the application of any Collateral (or "collateral" under any other Security Document, as the case may be) to the payment thereof or any distribution of Collateral (or "collateral" under any other Security Document, as the case may be) upon the liquidation or dissolution of any Assignor, or the winding up of the assets or business of any Assignor or under any insurance policies insuring any of the Collateral (or "collateral" under any other Security Document, as the case may be), shall be applied as follows:

        (i) first, to the payment of all amounts owing to the Collateral Agent of the type described in clauses (iv) and (v) of the definition of "Obligations";

        (ii) second, to the extent proceeds remain after the application pursuant to preceding clause (i), an amount equal to the outstanding Priority Credit Document Obligations consisting of (I) amounts owing by the L/C Participants to the Issuing Lenders (plus all interest accrued pursuant to the Credit Agreement with respect thereto) with respect to Unpaid Drawings owing to the Issuing Lenders that have not been reimbursed by the Credit Parties (such amounts to be determined (x) taking into account any fluctuations in the Dollar Equivalent of any such Unpaid Drawings denominated in an Alternative Currency and (y) without regard to the adequacy of the Credit Linked-Deposits in the Credit-Linked Deposit Account) and (II) undrawn amounts with respect to Letters of Credit denominated in an Alternative Currency (taking the Dollar Equivalent thereof), in each case shall be paid to the respective Issuing Lender for such unreimbursed Unpaid Drawings as provided in Section 7.4(d) hereof and to cash collateralize such undrawn amounts for such Letters of Credit as provided in Section 7.4(c) hereof, with each such Issuing Lender receiving an amount equal to its outstanding Priority Credit Document Obligations as such or, if the proceeds are insufficient to pay in full all such Priority Credit Document Obligations, its Pro Rata Share of the amount remaining to be distributed;

        (iii) third, to the extent proceeds remain after the application pursuant to preceding clauses (i) and (ii), an amount equal to the remaining outstanding Priority Credit Document Obligations (including all Unpaid Drawings (and interest thereon) that are not covered under preceding clause
    (ii)) shall be paid to the Lender Creditors as provided in Section 7.4(d) hereof, with each Lender Creditor receiving an amount equal to its remaining outstanding Priority Credit Document Obligations or, if the proceeds are insufficient to pay in full all such remaining Priority Credit Document Obligations, its Pro Rata Share of the amount remaining to be distributed;

        (iv) fourth, to the extent proceeds remain after the application pursuant to preceding clauses (i) through (iii), inclusive, an amount equal to the remaining outstanding Obligations shall be paid to the Secured Creditors as provided in Section 7.4(d) hereof, with each Secured Creditor receiving an amount equal to its remaining outstanding Obligations or, if the proceeds are insufficient to pay in full all such remaining Obligations, its Pro Rata Share of the amount remaining to be distributed; and

        (v) fifth, to the extent proceeds remain after the application pursuant to preceding clauses (i) through (iv), inclusive, and following the termination of this Agreement pursuant to Section 10.8(a) hereof, to the relevant Assignor or to whomever may be lawfully entitled to receive such surplus.

        (b) For purposes of this Agreement, "Pro Rata Share" shall mean, (x) when calculating a Lender Creditor's portion of any distribution or amount in respect of Priority Credit Document Obligations, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Lender Creditor's Priority Credit Document Obligations, and the denominator of which is the then outstanding amount of all Priority Credit Document Obligations (or, in the case of Section 7.4(a)(ii) hereof, all Priority Credit Document Obligations owing to the Issuing Lenders as provided in such
Section 7.4(a)(ii)), and (y) when calculating a Secured Creditors portion of any remaining distribution or amount in respect of the obligations, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's remaining Obligations and the denominator of which is the then outstanding amount of all remaining Obligations.

        (c) Each of the Secured Creditors, by their acceptance of the benefits hereof and of the other Security Documents, agrees and acknowledges that if the Lender Creditors receive a distribution on account of undrawn amounts with respect to Letters of Credit issued under the Credit Agreement (which, except as otherwise provided in Section 7.4(a)(ii) hereof, shall only occur after all outstanding Loans under the Credit Agreement and Unpaid Drawings have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Lender Creditors, as cash security for the repayment of Obligations owing to the Lender Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit under the Credit Agreement, and after the application of all such cash security to the repayment of all Obligations owing to the Lender Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Collateral Agent for distribution in accordance with Section 7.4(a) hereof.

        (d) All payments required to be made hereunder shall be made (v) if to the Lender Creditors, to the Administrative Agent for the account of the Lender Creditors, (w) if to the Hedging Creditors, to the trustee, paying agent or other similar representative (each, a "Representative") for the Hedging Creditors or, in the absence of such a Representative, directly to the Hedging Creditors, (x) if to the Additional Secured Creditors, directly to the Additional Secured Creditors, (y) if to the Existing 2023 Senior Noteholders, to the Trustee for the account of the Existing 2023 Senior Noteholders, and (z) if to the Existing 2026 Senior Noteholders, to the Trustee for the account of the Existing 2026 Senior Noteholders.

        (e) For purposes of applying payments received in accordance with this Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent, (ii) the Representative or, in the absence of such a Representative, upon the Hedging Creditors, (iii) the Additional Secured Creditors and (iv) the Trustee for a determination of the outstanding Obligations owed to the Lender Creditors, the Hedging Creditors, the Additional Secured Creditors or the respective Existing Senior Noteholders, as the case may be.

        (f) It is understood that each Assignor shall remain liable with respect to its Credit Document Obligations, Hedging Obligations and Additional Secured Obligations to the extent of any deficiency between the amount of the proceeds of the Collateral granted by it hereunder and the aggregate amount of such Obligations.

        (g) Notwithstanding anything to the contrary contained in this Agreement or in any other Security Document, the maximum aggregate principal amount of the Existing 2023 Senior Notes and the Existing 2026 Senior Notes secured by the Collateral (and all other "collateral" under the other Security Documents) shall be $110,000,000 (less any repayments of principal thereof made after the date hereof) and $150,000,000 (less any repayments of principal thereof made after the date hereof), respectively.

        (h) Notwithstanding anything to the contrary contained in this Agreement or in any other Security Document, the maximum amount of Additional Secured Obligations secured by the Collateral (and all other "collateral" under the other Security Documents) shall be limited as set forth in the definition of "Obligations" contained in Article IX hereof.

        7.5 Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given to the Collateral Agent under this Agreement, the other Secured Debt Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence thereof. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

        7.6 Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

                                  ARTICLE VIII

                                    INDEMNITY

        8.1 Indemnity. (a) Each Assignor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each other Secured Creditor (excluding the Existing Senior Noteholders) and their respective successors, assigns, employees, affiliates and agents (hereinafter in this Section 8.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all reasonable costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Secured Debt Agreement or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided, that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision); and provided, further, that indemnification with respect to taxes shall, except as set forth in Sections 8.1(b) and (c) hereof, be governed solely and exclusively by Section 4.04 of the Credit Agreement. Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

        (b) Without limiting the application of Section 8.1(a) hereof, each Assignor agrees, jointly and severally, to pay or reimburse the Collateral Agent for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance required by the Credit Documents to be maintained with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

        (c) Without limiting the application of Section 8.1(a) or (b) hereof, each Assignor agrees, jointly and severally, to pay, indemnify and hold each Indemnitee harmless from and against any reasonable loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement, any other Secured Debt Agreement or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Secured Debt Agreement.

        (d) If and to the extent that the obligations of any Assignor under this Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

        8.2 Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all of the other Obligations and notwithstanding the full payment of all the Notes issued, and Loans made, under the Credit Agreement, the termination of all Letters of Credit issued under the Credit Agreement, the termination of all Interest Rate Protection Agreements and Other Hedging Agreements entered into with the Hedging Creditors, the termination of all Additional Secured Agreements entered into with the Additional Secured Creditors and the payment of all other Obligations and notwithstanding the discharge thereof and the occurrence of the Termination Date.

                                   ARTICLE IX

                                   DEFINITIONS

The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

        "Account" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event shall include, but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. Without limiting the foregoing, the term "account" shall include all Health-Care-Insurance Receivables.

        "Additional Secured Agreement" shall have the meaning provided in the recitals of this Agreement.

        "Additional Secured Creditor" shall have the meaning provided in the recitals to this Agreement.

        "Additional Secured Obligations" shall have the meaning provided in the definition of "Obligations" contained in this Article IX.

        "Administrative Agent" shall have the meaning provided in the recitals of this Agreement.

        "Agreement" shall mean this Security Agreement as the same may be amended, modified, restated and/or supplemented from time to time in accordance with its terms.

        "As-Extracted Collateral" shall mean "as-extracted collateral" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

        "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

        "Borrower" shall have the meaning provided in the recitals of this Agreement.

        "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors.

        "Chattel Paper" shall mean "chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term "Chattel Paper" shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

        "Class" shall have the meaning provided in Section 10.2 of this Agreement.

        "CNTA Basket" shall mean, at any time, the greater of (i) 10% of the Consolidated Net Tangible Assets as of the Designated Date and (ii) any larger amount of obligations permitted to be incurred and secured by the Borrower and its Subsidiaries pursuant to the Existing Senior Notes Indenture without the requirement to equally and ratably secure any of the Existing Senior Notes.

        "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

        "Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

        "Commercial Tort Claims" shall mean "commercial tort claims" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

        "Consolidated Net Tangible Assets" shall have the meaning provided in the Existing Senior Notes Indenture.

        "Contract Rights" shall mean all rights of any Assignor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance and exercise of remedies under any or all Contracts and
(iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

        "Contracts" shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, any Interest Rate Protection Agreements, Other Hedging Agreements, licensing agreements, partnership agreements, joint venture agreements and limited liability company agreements).

        "Copyrights" shall mean any United States or foreign copyright now or hereafter owned by any Assignor, including any registrations of any copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by any Assignor.

        "Credit Agreement" shall have the meaning provided in the recitals of this Agreement.

        "Credit Document Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

        "Deposit Accounts" shall mean all "deposit accounts" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

        "Designated Date" shall mean, at any time, the latest of (a) the Effective Date, (b) the most recent date, if any, subsequent to the Effective Date on which any Credit Event shall have occurred and on which, immediately prior to such Credit Event, the aggregate amount of the Primary Credit Document Obligations shall have been less than the CNTA Basket on the Designated Date theretofore in effect and (c) any date after the later of the dates referred to in preceding clauses (a) and (b) on which the CNTA Basket shall have been greater than on the Designated Date theretofore in effect.

        "Documents" shall mean "documents" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

        "Domain Names" shall mean all Internet domain names and associated URL addresses now or hereafter owned by any Assignor.

        "Domestic Receivables Facility Property" shall mean, so long as the New Domestic Receivables Facility is in effect, any promissory notes issued by, and any Equity Interests in, Crompton Receivables Corporation or any successor entity that is a purchaser of Accounts from the Borrower and/or one or more Domestic Subsidiaries thereof pursuant to the New Domestic Receivables Facility and any accounts, collections, records and other property sold pursuant to (or otherwise subject to a Lien of) the New Domestic Receivables Facility and sufficiently described therein within the meaning of Section 9-108 of the UCC, in each case to the extent that a grant of a security interest in any such property is prohibited by the terms of the New Domestic Receivables Facility.

        "Electronic Chattel Paper" shall mean "electronic chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

        "Equipment" shall mean any "equipment" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

        "Event of Default" shall mean any (A) Event of Default (or similar term) under, and as defined in, (i) the Credit Agreement, (ii) any Interest Rate Protection Agreement or Other Hedging Agreement entered into with a Hedging Creditor and (iii) the Existing Senior Notes Indenture and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period and (B) any payment default (after the expiration of any applicable grace periods) of any Additional Secured Obligations.

        "Existing Senior Note Event" shall have the meaning provided in Section 10.8(b) of this Agreement.

        "Existing Senior Noteholders" shall have the meaning provided in the recitals of this Agreement.

        "Existing Senior Notes" shall have the meaning provided in the recitals of the Agreement.

        "Existing Senior Notes Documents" shall mean, collectively, the Existing 2023 Senior Notes, the Existing 2026 Senior Notes and the Existing Senior Notes Indenture.

        "Existing Senior Notes Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

        "Existing 2023 Senior Noteholders" shall have the meaning provided in the recitals of this Agreement.

        "Existing 2026 Senior Noteholders" shall have the meaning provided in the recitals of this Agreement.

        "General Intangibles" shall mean "general intangibles" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

        "Goods" shall mean "goods" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

        "Health-Care-Insurance Receivable" shall mean any "health-care-insurance receivable" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

        "Hedging Creditors" shall have the meaning provided in the recitals of this Agreement.

        "Hedging Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

        "Indemnitee" shall have the meaning provided in Section 8.1(a) of this Agreement.

        "Instrument" shall mean "instruments" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

        "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

        "Investment Property" shall mean "investment property" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

        "Lender Creditors" shall have the meaning provided in the recitals of this Agreement.

        "Lenders" shall have the meaning provided in the recitals of this Agreement.

        "Letter-of-Credit Rights" shall mean "letter-of-credit rights" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

        "Location" of any Assignor, shall mean such Assignor's "location" as determined pursuant to Section 9-307 of the UCC.

        "Marks" shall mean any trademarks, service marks and trade names now held or hereafter acquired by any Assignor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by any Assignor, which are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks used by an Assignor and any trade dress including logos, designs, fictitious business names and other business identifiers used by any Assignor.

        "New Domestic Receivables Facility" shall have the meaning provided in the Credit Agreement; provided that, in the case of any refinancing, replacement, extension or restatement of the New Domestic Receivables Facility in effect on the Effective Date, in order for such New Domestic Receivables Facility to be considered the "New Domestic Receivables Facility" for purposes of this Agreement, such facility must expressly state that it constitutes the "New Domestic Receivables Facility" for purposes of the Security Documents and the Collateral Agent shall have acknowledged it as such in writing.

        "Notice of Security Entitlement" shall have the meaning provided in the definition of "Obligations" contained in this Article IX.

        "Obligations" shall mean and include, as to any Assignor, all of the following:

                (i) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), reimbursement obligations under Letters of Credit, fees, costs and indemnities) of such Assignor and each other Assignor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which such Assignor and each other Assignor is a party (including, without limitation, in the event such Assignor is a Subsidiary Guarantor, all such obligations, liabilities and indebtedness of such Assignor and each other Assignor under the Subsidiaries Guaranty) and the due performance and compliance by such Assignor and each other Assignor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations");

                (ii) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceed-ing or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Assignor and each other Assignor to the Hedging Creditors, whether now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereinafter arising (including, without limitation, in the case of a Assignor that is a Subsidiary Guarantor, all obligations, liabilities and indebtedness of such Assignor and each other Assignor under the Subsidiaries Guaranty in respect of the Interest Rate Protection Agreements and Other Hedging Agreements), and the due performance and compliance by such Assignor and each other Assignor with all of the terms, conditions and agreements contained in each such Interest Rate Protection Agreement and Other Hedging Agreement (all such obligations, liabilities and indebtedness under this clause (ii) being herein collectively called the "Hedging Obligations");

                (iii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium and interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of the Borrower at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding)) owing by the Borrower to the Existing Senior Noteholders, whether now existing or hereafter incurred under, arising out of or in connection with the Existing Senior Notes and the other Existing Senior Notes Documents and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in the Existing Senior Notes Documents (all such obligations, liabilities and indebtedness under this clause (iii) being herein collectively called the "Existing Senior Notes Obligations";

                (iv) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Assignor to the Additional Secured Creditors, whether now existing or hereafter incurred under, arising out of or in connection with any Additional Secured Agreement, whether such Additional Secured Agreement is now in existence or hereinafter arising, and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in each such Additional Secured Agreement (all such obligations, liabilities and indebtedness under this clause (iv) being herein collectively called the "Additional Secured Obligations");

                (v) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral;

                (vi) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Assignor referred to in clauses (i) through (iii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                (vii) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement;

        it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

        Notwithstanding anything to the contrary contained herein, (x) obligations, liabilities and indebtedness which would otherwise constitute Additional Secured Obligations as defined in clause (iv) of this definition shall not constitute "Obligations" for purposes of (or be secured pursuant to) this Agreement or any other Security Document unless the Borrower shall have delivered to the Collateral Agent a written Notice of Security Entitlement (each a "Notice of Security Entitlement") with respect thereto as follows:

                Such written notice from the Borrower (i) shall state that it is a "Notice of Security Entitlement", (ii) shall be delivered to the Collateral Agent, (iii) shall describe the new Additional Secured Agreements and the related Additional Secured Obligations (and shall describe the Assignors obligated, as obligors or guarantors, with respect thereto) to be secured hereby (and under the other Security Documents) and guaranteed under the Subsidiaries Guaranty, (iv) shall state that it is delivered pursuant to
    Article IX of the Security Agreement, (v) shall reference the aggregate amount of such new Additional Secured Agreements and the related Additional Secured Obligations, and (vi) shall state that the new Additional Secured Obligations and the incurrence thereof does not violate, and may be incurred and secured hereunder and under the other Security Documents in accordance with, the applicable provisions of Sections 9.01 and 9.04 of the Credit Agreement;

        and (y) the Additional Creditors, by accepting the benefits of this Agreement and the other Security Documents, hereby expressly acknowledge and agree that the aggregate amount that they shall be entitled to receive from the exercise of remedies in respect of (and the aggregate amount of Additional Secured Obligations to be secured by) the Collateral under this Agreement, as well as the "collateral" under all other Security Documents, will not exceed $30,000,000 in the aggregate.

        "Patents" shall mean any patent now or hereafter owned by any Assignor now or hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a patent now or hereafter made by any Assignor.

        "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

        "Priority Credit Document Obligations" shall mean Credit Document Obligations in an aggregate amount equal to the CNTA Basket.

        "Pro Rata Share" shall have the meaning provided in Section 7.4(b) of this Agreement.

        "Proceeds" shall mean all "proceeds" as such term is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

        "Registered Organization" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York.

        "Representative" shall have the meaning provided in Section 7.4(d) of this Agreement.

        "Required Secured Creditors" shall mean (i) at any time when any Credit Document Obligations are outstanding or any Commitments or Letters of Credit under the Credit Agreement exist, the Required Lenders (or, to the extent provided in Section 13.12 of the Credit Agreement, each of the Lenders), (ii) at any time after all of the Credit Document Obligations have been paid in full and the Total Commitment and Letters of Credit under the Credit Agreement have been terminated and no further Commitments may be provided thereunder, the holders of a majority of the aggregate outstanding Hedging Obligations and Additional Secured Obligations (taken together) from time to time, and (iii) at any time after all Credit Document Obligations, Hedging Obligations and Additional Secured Obligations have been paid in full and the Total Commitment and all Letters of Credit under the Credit Agreement have been terminated and all Interest Rate Protection Agreements and Other Hedging Agreements entered into with Hedging Creditors and all Additional Secured Agreements entered into with Additional Secured Creditors have been terminated, the Trustee acting at the direction of the Existing Senior Noteholders holding at least a majority of the aggregate outstanding Existing Senior Note Obligations from time to time.

        "Requisite Creditors" shall have the meaning provided in Section 10.2 of this Agreement.

        "Secured Creditors" shall have the meaning provided in the recitals of this Agreement.

        "Secured Debt Agreements" shall mean and include this Agreement, the other Credit Documents, the Interest Rate Protection Agreements and Other Hedging Agreements entered into with a Hedging Creditor, the Additional Secured Agreements entered into with an Additional Secured Creditor and the Existing Senior Notes Documents.

        "Software" shall mean "software" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

        "Supporting Obligations" shall mean any "supporting obligation" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor, or in which any Assignor has any rights, and, in any event, shall include, but shall not be limited to all of such Assignor's rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

        "Tangible Chattel Paper" shall mean "tangible chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

        "Termination Date" shall have the meaning provided in Section 10.8(a) of this Agreement.

        "Timber-to-be-Cut" shall mean "timber-to-be-cut" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

        "Trade Secret Rights" shall mean the rights of an Assignor in any Trade Secret it holds.

        "Trade Secrets" shall mean any secretly-held existing data, information, production procedures and other know-how relating to the design manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of an Assignor worldwide whether written or not.

        "Transmitting Utility" shall have the meaning given such term in Section 9-102(a)(80) of the UCC.

        "Trustee" shall have the meaning provided in the recitals of this Agreement.

        "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

                                   ARTICLE X

                                  MISCELLANEOUS

        10.1 Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Collateral Agent or any Assignor shall not be effective until received by the Collateral Agent or such Assignor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

        (a)     if to any Assignor, at c/o:

                Crompton Corporation
                199 Benson Road
                Middletown, Connecticut 06749
                Attention: Chief Financial Officer and General Counsel Telephone No.: (203) 573-2000
                Telecopier No.: (203) 573-3711

        (b)     if to the Collateral Agent, at:

                Deutsche Bank AG New York Branch
                60 Wall Street
                New York, New York 10005
                Attention: Ms. Carin Keegan
                Telephone No.:  (212) 250-6083
                Telecopier No.: (212) 797-5690;

        (c) if to any Lender Creditor (other than the Collateral Agent), at such address as such Lender Creditor shall have specified in the Credit Agreement;

        (d) if to any Hedging Creditor, at such address as such Hedging Creditor shall have specified in writing to the Borrower and the Collateral Agent;

        (e) if to any Additional Secured Creditor, at such address as such Additional Secured Creditor shall have specified in writing to the Borrower and the Collateral Agent;

        (f)     if to any Existing 2023 Senior Noteholder, to the Trustee at:

                        Deutsche Bank Trust Company Americas
                        222 S. Riverside Plaza, 24th Floor
                        Chicago, IL 60606-5808
                        Attention: Mr. George F. Kubin, Vice President Telephone No.: (312) 537-1159
                        Telecopier No.: (312) 537-1009

        (g)     if to any Existing 2026 Senior Noteholder, to the Trustee at:

                        Deutsche Bank Trust Company Americas

                        222 S. Riverside Plaza, 24th Floor
                        Chicago, IL 60606-5808
                        Attention: Mr. George F. Kubin, Vice President Telephone No.: (312) 537-1159
                        Telecopier No.: (312) 537-1009

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

        10.2 Waiver; Amendment. Except as provided in Sections 10.8 and 10.12 hereof, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor directly affected thereby (it being understood that the addition or release of any Assignor hereunder shall not constitute a change, waiver, discharge or termination affecting any Assignor other than the Assignor so added or released) and the Collateral Agent (with the written consent of the Required Secured Creditors); provided, however, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) also shall require the written consent of the Requisite Creditors of such affected Class. Notwithstanding anything to the contrary contained above, it is understood and agreed that the Required Lenders may agree to modifications to this Agreement for the purpose, among other things, of securing additional extensions of credit (including, without limitation, pursuant to the Credit Agreement or any refinancing or extension thereof), with such changes not being subject to the proviso to the immediately preceding sentence so long as such obligations are permitted to be secured by the respective Secured Debt Agreements. Furthermore, the proviso to the second preceding sentence shall not apply to any release of Collateral effected in accordance with the requirements of Section 10.8 of this Agreement, or any other release of Collateral or termination of this Agreement so long as the Borrower certifies that such actions will not violate the terms of any Secured Debt Agreement then in effect. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (w) the Lender Creditors as holders of the Credit Document Obligations, (x) the Hedging Creditors as the holders of the Hedging Obligations, (y) the Additional Secured Creditors as the holders of the Additional Secured Obligations or (z) the Existing Senior Noteholders as holders of the Existing Senior Note Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (w) with respect to the Credit Document Obligations, the Required Lenders (or, to the extent provided in Section 13.12 of the Credit Agreement, each of the Lenders), (x) with respect to the Hedging Obligations, the holders of at least a majority of all Hedging Obligations outstanding from time to time, (y) with respect to the Additional Secured Obligations, the holders of at least a majority of all Additional Secured Obligations outstanding from time to time, and (z) with respect to the Existing Senior Note Obligations, the Trustee acting at the direction of Existing Senior Noteholders holding at least a majority of all Existing Senior Note Obligations from time to time.

        10.3 Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt Agreement;

or (c) any amendment to or modification of any Secured Debt Agreement or any security for any of the Obligations; whether or not such Assignor shall have notice or knowledge of any of the foregoing.

        10.4 Successors and Assigns. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 10.8 hereof, (ii) be binding upon each Assignor, its successors and assigns; provided, however, that no Assignor shall assign any of its rights or obligations hereunder without the prior written consent of the Collateral Agent (with the prior written consent of the Required Secured Creditors), and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the other Secured Creditors and their respective successors, transferees and assigns. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

        10.5 Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

        10.6 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK OR, TO THE EXTENT APPLICABLE WITH RESPECT TO UNITED STATES REGISTERED AND APPLIED-FOR MARKS, PATENTS AND COPYRIGHTS, FEDERAL LAW. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH ASSIGNOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS IN ANY SUCH ACTION OR PROCEEDING. EACH ASSIGNOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER SUCH ASSIGNOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS JURISDICTION OVER SUCH ASSIGNOR. EACH ASSIGNOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH ASSIGNOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 10.1 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE

OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY ASSIGNOR IN ANY OTHER JURISDICTION.

        (b) EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

        (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

        10.7 Assignor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral.

        10.8 Termination; Release. (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation in Section 8.1 hereof, shall survive such termination) and the Collateral Agent, at the request and expense of the respective Assignor, will promptly execute and deliver to such Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3 and releases in form recordable in the United States Patent and Trademark Office and other applicable intellectual property registries) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment and all Letters of Credit have been terminated, all Interest Rate Protection Agreements and Other Hedging Agreements entered into with any Hedging Creditor have been terminated, all Additional Secured Agreements entered into with any Additional Secured Creditor have been terminated, no Note under the Credit Agreement is outstanding and all Loans thereunder have been repaid in full, and all other Obligations then due and payable have been paid in full; provided, however, notwithstanding the foregoing, after all

Credit Document Obligations, Hedging Obligations and Additional Secured Obligations have been paid in full, and the Total Commitment, all Letters of Credit, all Interest Rate Protection Agreements and Other Hedging Agreements entered into with a Hedging Creditor and all Additional Secured Agreements entered into with an Additional Secured Creditor have been terminated, the Termination Date shall occur unless an Event of Default under the Existing Senior Notes Documents has occurred and is continuing at such time (in which case such termination shall occur on the first date thereafter on which no Event of Default under the Existing Senior Notes Documents exists and is continuing).

        (b) In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Credit Party) in connection with a sale or other disposition permitted by the respective Secured Debt Agreements or is otherwise released at the direction of the Required Secured Creditors, the Collateral Agent, at the request, cost and expense of such Assignor, will duly release from the security interest created hereby (and will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith) and assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or otherwise disposed of, or released, and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement. Any proceeds of Collateral sold or otherwise disposed of as contemplated by the immediately preceding sentence may be applied in accordance with the requirements of the Credit Agreement; provided, however, upon the occurrence and during the continuance of an Existing Senior Note Event, such proceeds shall be applied as provided in
Section 7.4 hereof. As used herein, an "Existing Senior Note Event" shall mean the acceleration of the maturity of any Existing Senior Notes or the failure to pay at final maturity any Existing Senior Notes, or the occurrence of any default or event of default of the types specified in Section 5.01(6) or (7) of the Existing Senior Notes Indenture; provided that no Existing Senior Note Event shall be deemed to exist (x) at any time when no Existing Senior Note Obligations are secured hereunder or (y) after all Existing Senior Note Obligations have been repaid in full.

        (c) At any time that an Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 10.8(a) or (b), such Assignor shall deliver to the Collateral Agent a certificate signed by a principal executive officer of such Assignor stating that the release of the respective Collateral is permitted pursuant to such Section 10.8(a) or (b). If reasonably requested by the Collateral Agent (although the Collateral Agent shall have no obligation to make such request), the relevant Assignor shall furnish appropriate legal opinions (from counsel reasonably acceptable to the Collateral Agent) to the effect set forth in this Section 10.8(c).

        (d) The Collateral Agent shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Collateral Agent in the absence of gross negligence and willful misconduct believes to be in accordance with) this
Section 10.8.

        10.9 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Collateral Agent.

        10.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        10.11 The Collateral Agent and the other Secured Creditors. The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement, Section 12 of the Credit Agreement and Annex O hereto. The Collateral Agent shall act hereunder on the terms and conditions set forth herein, in
Section 12 of the Credit Agreement and in Annex O hereto, the terms of which shall be deemed incorporated herein by reference as fully as if the same were set forth herein in their entirety. In the event that any provision set forth in
Section 12 of the Credit Agreement in respect of the Collateral Agent conflicts with any provision set forth in Annex O hereto, the provisions of Annex O hereto shall govern (except that the Lenders shall remain obligated to indemnify the Collateral Agent pursuant to Section 12 of the Credit Agreement, to the extent the Collateral Agent is not indemnified by the Secured Creditors pursuant to Annex O).

        10.12 Additional Assignors. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of the respective Secured Debt Agreements shall become an Assignor hereunder by executing a counterpart hereof and delivering same to the Collateral Agent, or by executing a Joinder Agreement substantially in the form of Exhibit O to the Credit Agreement, (y) delivering supplements to Annexes A through F, inclusive, and H through K, inclusive, hereto as are necessary to cause such Annexes to be complete and accurate with respect to such additional Assignor on such date and
(z) taking all actions as specified in this Agreement as would have been taken by such Assignor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Collateral Agent and with all documents and actions required above to be taken to the reasonable satisfaction of the Collateral Agent.

        10.13 Limited Obligations. It is the desire and intent of each Assignor and the Secured Creditors that this Agreement shall be enforced against each Assignor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Notwithstanding anything to the contrary contained herein, in furtherance of the foregoing, (i) it is noted that with respect to each Assignor which has executed the Subsidiaries Guaranty, the obligations of such Assignor thereunder has been limited as provided therein, and (ii) with respect to each Assignor that is a Subsidiary of the Borrower, the grant of the security interest hereunder by such Assignors with respect to the Existing Senior Notes Obligations shall not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act or any similar Federal or state law and to effectuate the foregoing, the grant of the security interest hereunder by each such Assignor with respect to the Existing Senior Notes Obligations shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Assignor that are relevant under such laws and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Assignors, result in the Existing Senior Notes Obligations of such Assignors in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

    [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                      CROMPTON CORPORATION,
                                        as an Assignor

                                        By: /s/ Barry J. Shainman
                                           ------------------------------------
                                        Name: Barry J. Shainman
                                        Title: Secretary

                                      CNK CHEMICAL REALTY CORPORATION,
                                        as an Assignor

                                      By: /s/ Arthur C. Fullerton
                                         --------------------------------------
                                         Name: Arthur C. Fullerton
                                         Title: Secretary

                                      CROMPTON COLORS INCORPORATED,
                                        as an Assignor

                                      By: /s/ Arthur C. Fullerton
                                         --------------------------------------
                                         Name: Arthur C. Fullerton
                                         Title: Secretary

                                      CROMPTON EUROPE FINANCIAL
                                        SERVICES COMPANY, as an Assignor

                                      By: /s/ Arthur C. Fullerton
                                         --------------------------------------
                                         Name: Arthur C. Fullerton
                                         Title: Secretary

                                      CROMPTON HOLDING CORPORATION,
                                        as an Assignor

                                      By: /s/ Arthur C. Fullerton
                                         --------------------------------------
                                         Name: Arthur C. Fullerton
                                         Title: Secretary

                                      CROMPTON MONOCHEM, INC.,
                                        as an Assignor

                                      By: /s/ Arthur C. Fullerton
                                         --------------------------------------
                                         Name: Arthur C. Fullerton
                                         Title: Secretary

                                      CROMPTON SALES COMPANY, INC.,
                                        as an Assignor

                                      By: /c/ Arthur C. Fullerton
                                         --------------------------------------
                                         Name: Arthur C. Fullerton
                                         Title: Secretary

                                      DAVIS-STANDARD CORPORATION,
                                        as an Assignor

                                      By: /s/ Lewis A. Shaffer
                                         --------------------------------------
                                         Name: Lewis A Shaffer
                                         Title: Secretary

                                      GT SEED INTERNATIONAL COMPANY,
                                        as an Assignor

                                      By: /c/ Arthur C. Fullerton
                                         --------------------------------------
                                         Name: Arthur C. Fullerton
                                         Title: Secretary

                                      GT SEED TREATMENT, INC.,
                                        as an Assignor

                                      By: /s/ Arthur C. Fullerton
                                         --------------------------------------
                                         Name: Arthur C. Fullerton
                                         Title: Secretary

                                      KEM MANUFACTURING CORPORATION,
                                        as an Assignor

                                      By: /s/ Arthur C. Fullerton
                                         --------------------------------------
                                         Name: Arthur C. Fullerton
                                         Title: Secretary

                                      MONOCHEM, INC.,
                                        as an Assignor

                                      By: /s/ Arthur C. Fullerton
                                         --------------------------------------
                                         Name: Arthur C. Fullerton
                                         Title: Secretary

                                      NAUGATUCK TREATMENT COMPANY,
                                        as an Assignor

                                      By: /s/ Arthur C. Fullerton
                                         --------------------------------------
                                         Name: Arthur C. Fullerton
                                         Title: Secretary

                                      UNIROYAL CHEMICAL COMPANY, INC.,
                                        a Delaware Corporation, as an Assignor

                                      By: /s/ Arthur C. Fullerton
                                         --------------------------------------
                                         Name: Arthur C. Fullerton
                                         Title: Secretary

                                      UNIROYAL CHEMICAL COMPANY, INC.,
                                        a New Jersey Corporation, as an Assignor

                                      By: /s/ Arthur C. Fullerton
                                         --------------------------------------
                                         Name: Arthur C. Fullerton
                                         Title: Secretary

                                      UNIROYAL CHEMICAL COMPANY
                                        LIMITED (DELAWARE), as an Assignor

                                      By: /s/ Arthur C. Fullerton
                                         --------------------------------------
                                         Name: Arthur C. Fullerton
                                         Title: Secretary

                                      UNIROYAL CHEMICAL EXPORT
                                        LIMITED, as an Assignor

                                      By: /s/ Arthur C. Fullerton
                                         --------------------------------------
                                         Name: Arthur C. Fullerton
                                         Title: Secretary

                                      UNIROYAL CHEMICAL LEASING
                                        COMPANY, INC., as an Assignor

                                      By: /s/ Arthur C. Fullerton
                                         --------------------------------------
                                         Name: Arthur C. Fullerton
                                         Title: Secretary

                                      WEBER CITY ROAD LLC,
                                        as an Assignor

                                      By: /s/ Arthur C. Fullerton
                                         --------------------------------------
                                         Name: Arthur C. Fullerton
                                         Title: Secretary

Accepted and Agreed to:

DEUTSCHE BANK AG NEW YORK BRANCH,
 as Collateral Agent for the Lender Creditors with respect to the Priority Credit Document
 Obligations

By: /s/ Carin M. Keegan
   ---------------------------------
   Name:  Carin M. Keegan
   Title: Vice President

By: /s/ Scottye Lindsey
   ---------------------------------
   Name:  Scottye Lindsey
   Title: Director

DEUTSCHE BANK AG NEW YORK BRANCH,
 as Collateral Agent for the Secured Creditors with respect to the Obligations not constituting
 Priority  Credit Document Obligations

By: /s/ Carin M. Keegan
   ---------------------------------
   Name:  Carin M. Keegan
   Title: Vice President

By: /s/ Scottye Lindsey
   ---------------------------------
   Name:  Scottye Lindsey
   Title: Director

                                                                         ANNEX A
                                                                              to
                                                              SECURITY AGREEMENT

                       SCHEDULE OF CHIEF EXECUTIVE OFFICES

           Name of Assignor              Address(es) of Chief Executive Office
           ----------------              -------------------------------------

Each Assignor except those named below   199 Benson Road
                                         Middlebury, CT  06749

Monochem, Inc.                           36191 Highway 30
                                         Geismar, LA  70734

                                                                         ANNEX B
                                                                              to
                                                              SECURITY AGREEMENT

                  SCHEDULE OF INVENTORY AND EQUIPMENT LOCATIONS

          Assignor                                 Location
          --------                                 --------

Crompton Colors Incorporated  500, 501, 502 Pear Street, Reading, PA 19601
                              10 Kingland St., Nutley, NJ 07110
                              31-43 - 77-85 Paris Street, Newark, NJ
                              189 - 203 Magazine St. Newark, NJ
                              2-4 Mary Street, Newark, NJ
                              58-66, 68-82 Amsterdam St., Newark, NJ
                              13-17, 19-29 Margaretta St. Newark, NJ

Crompton Monochem, Inc.       Rte 73, Geismar, LA 70734

Davis-Standard Corporation    1 Extrusion Drive, Pawcatuck, CT 06379
                              36 S. Adamsville Rd. Bridgewater Township, NJ
                              08876
                              Various foreign locations

Monochem, Inc.                Rte 73, Geismar, LA  70734

Crompton Corporation and      1320 Sams Ave, Harahan,  CT  70123
Uniroyal Chemical Company,    155 Tice Blvd., Woodcliff Lake,  NJ  07675
Inc.(1)                       Highway 225 North, Bay Minette, AL 36507
                              74 Amity Road, Bethany, CT 06524
                              280 Elms Street/Spencer Street, Naugatuck, CT
                              06770
                              1 Extrusion Drive, Pawcatuck, CT 06379
                              8220 W. Route 24, Mapleton, IL 61547
                              Highway 30, Geismar, LA 70734
                              Highway 3142, Taft, LA 70057-0310
                              1000 Convery Boulevard, Perth Amboy, NJ 08862-1932
                              36 South Adamsville Road, Somerville, NJ 08876
                              214 W. Ruby Avenue, Gastonia, NC 28054
                              100 Sonneborn Lane, Petrolia, PA 16050-0336
                              1231 Pope Street, Memphis, TN 38108
                              710 B. Bussey Road, Marshall, TX 75670
                              1000 Dupont Road, Morgantown, WV  26501
                              3018 Bell Avenue, Memphis, TN 38108
                              611 E. Northside Drive, Fort Worth, TX
                              1805 Fourth Street, Harvey, LA
                              15200 Almeda Road, Houston, TX
                              710-B Bussey Road, Marshall, TX

----------
(1) Uniroyal Chemical Company, Inc., a New Jersey corporation

                                                                         ANNEX B
                                                                          Page 2

          Assignor                                 Location
          --------                                 --------

                              3500 South State Route 2, Friendly, WV
                              214 W Ruby Ave, Gastonia, NC
                              199 Benson Road, Middlebury, CT
                              One American Lane, Greenwich, CT
                              5777 Frantz Road, Dublin, OH
                              3211 Kanawha Turnpike, South Charleston, WV
                              771 Old Saw Mill River Road, Tarrytown, NY

                                                                         ANNEX C
                                                                              to
                                                              SECURITY AGREEMENT

                  SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION
                  (AND WHETHER A REGISTERED ORGANIZATION AND/OR
             A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION,
               LOCATION AND ORGANIZATIONAL IDENTIFICATION NUMBERS

                          TYPE OF                                                                   ASSIGNOR'S
                        ORGANIZATION                                                                ORGANIZATION
                        (OR, IF THE                                         ASSIGNOR'S LOCATION     IDENTIFICATION
EXACT LEGAL             ASSIGNOR IS AN    REGISTERED                        (FOR PURPOSES OF        NUMBER (OR, IF IT   TRANSMITTING
NAME OF EACH            INDIVIDUAL, SO   ORGANIZATION?    JURISDICTION OF   NY UCC                  IT HAS NONE, SO     UTILITY?
PLEDGOR                   INDICATE)       (YES/NO)        ORGANIZATION      SECTION 9-307)          INDICATE)           (YES/NO)
----------------------  ---------------   -------------   ---------------   ---------------------   -----------------   ------------
CNK Chemical Realty      Corporation           Yes          Pennsylvania    199 Benson Road              0052034             No
Corporation                                                                 Middlebury, CT  06749

Crompton Colors          Corporation           Yes            Delaware      199 Benson Road              2448525             No
Incorporated                                                                Middlebury, CT  06749

Crompton Corporation     Corporation           Yes            Delaware      199 Benson Road              3046078             No
                                                                            Middlebury, CT  06749
Crompton Europe          Corporation           Yes            Delaware      199 Benson Road              2559401             No
Financial Services                                                          Middlebury, CT  06749
Company

Crompton Holding         Corporation           Yes            Delaware      199 Benson Road              2448496             No
Corporation                                                                 Middlebury, CT  06749

Crompton                 Corporation           Yes           Louisiana      199 Benson Road           CBU 35171342D          No
Monochem, Inc.                                                              Middlebury, CT  06749

Crompton Sales           Corporation           Yes            Delaware      199 Benson Road              3230776             No
Company, Inc.                                                               Middlebury, CT  06749

Davis-Standard           Corporation           Yes            Delaware      199 Benson Road              2448527             No
Corporation                                                                 Middlebury, CT  06749

GT Seed Inter-           Corporation           Yes             Texas        199 Benson Road            0112046400            No
national Company                                                            Middlebury, CT  06749

GT Seed                  Corporation           Yes           Minnesota      199 Benson Road               S-235              No
Treatment, Inc.                                                             Middlebury, CT  06749

KEM Manufacturing        Corporation           Yes            Georgia       199 Benson Road              J010671             No
Corporation                                                                 Middlebury, CT  06749

                                                                         Annex C
                                                                          Page 2

Monochem, Inc.           Corporation           Yes           Louisiana      36191 Highway 30            25311150D            No
                                                                            Geismar, LA 70734

Naugatuck                Corporation           Yes          Connecticut     199 Benson Road              0032794             No
Treatment Company                                                           Middlebury, CT  06749

Uniroyal Chemical        Corporation           Yes           Delaware/      199 Benson Road              2523836             No
Company Limited                                               Bahamas       Middlebury, CT  06749
(Delaware)

Uniroyal Chemical        Corporation           Yes            Delaware      199 Benson Road              3230771             No
Company, Inc.(2)                                                            Middlebury, CT  06749

Uniroyal Chemical        Corporation           Yes           New Jersey     199 Benson Road            0100271711            No
Company, Inc.(3)                                                            Middlebury, CT  06749

Uniroyal Chemical        Corporation           Yes            Delaware      199 Benson Road              2506818             No
Export Limited                                                              Middlebury, CT  06749

Uniroyal Chemical        Corporation           Yes            Delaware      199 Benson Road              2647284             No
Leasing Company, Inc.                                                       Middlebury, CT  06749


Weber City Road LLC      Limited Liability     Yes           Louisiana      199 Benson Road             35129624K            No
                         Company                                            Middlebury, CT  06749

----------
(2) Uniroyal Chemical Company, Inc., a Delaware corporation
(3) Uniroyal Chemical Company, Inc., a New Jersey corporation

                                                                         ANNEX D
                                                                              to
                                                              SECURITY AGREEMENT

                     SCHEDULE OF TRADE AND FICTITIOUS NAMES

             Name of                          Trade and/or
             Assignor                        Fictitious Names
             --------                        ----------------

Uniroyal Chemical Company, Inc.(4)   Crompton Manufacturing
                                     Crompton Manufacturing Company

GT Seed Treatment, Inc.              Mist-O-Matic, Inc.

----------
(4) Uniroyal Chemical Company, Inc., a New Jersey corporation

                                                                         ANNEX E
                                                                              to
                                                              SECURITY AGREEMENT

        DESCRIPTION OF CERTAIN SIGNIFICANT TRANSACTIONS OCCURRING WITHIN
              ONE YEAR PRIOR TO THE DATE OF THE SECURITY AGREEMENT


None.

                                                                         ANNEX F
                                                                              to
                                                              SECURITY AGREEMENT

                          SCHEDULE OF DEPOSIT ACCOUNTS

NAME OF         DESCRIPTION                 ACCOUNT        NAME OF BANK, ADDRESS
ASSIGNOR        OF DEPOSIT ACCOUNT          NUMBER         AND CONTACT INFORMATION
--------------  --------------------------  -------------  -----------------------
Crompton        Crompton Corporation -      910-400-5385   JP Morgan Chase
Corporation     Concentration (Lead A/C)                   1 Chase Manhattan Plaza
                                                           New York, NY 10005

                Crompton -  Payroll         323181929      JP Morgan Chase
                Clearing Account                           1 Chase Manhattan Plaza
                                                           New York, NY 10005

                Crompton Corporation -      601-2-51796    JP Morgan Chase
                Manual Payroll Checks                      1 Chase Manhattan Plaza
                                                           New York, NY 10005

                Crompton Corporation -      601-8-26407    JP Morgan Chase
                Accounts Payable Account                   1 Chase Manhattan Plaza
                                                           New York, NY 10005

                Crompton Electronic         910-2-5289170  JP Morgan Chase
                Receipts Account                           1 Chase Manhattan Plaza
                                                           New York, NY 10005

                Crompton Corporation        910-2-677128   JP Morgan Chase
                International Clearing                     1 Chase Manhattan Plaza
                                                           New York, NY 10005

                Crompton Lock-Box 010642    22661          Mellon Bank
                Chicago                                    One Mellon Center
                                                           Pittsburgh, PA 15258

Davis-          Crompton  Corporation-      601-2-38967    JP Morgan Chase
Standard        Davis Standard Payroll                     1 Chase Manhattan Plaza
Corporation     Acct.                                      New York, NY 10005

                Davis Standard Lock Box     00588001       Fleet Bank
                                                           100 Federal Street
                                                           Boston, MA 02110

Uniroyal        Uniroyal Chemical Co.       40555094       Citibank
Chemical        Inc. - Concentration                       388 Greenwich Street
Company,                                                   New York, NY 10013
Inc.(5)

                Uniroyal Chemical Co.       38828655       Citibank
                Inc. - A/P                                 388 Greenwich Street
                                                           New York, NY 10013

                Uniroyal Chemical Co. -     323889417      JP Morgan Chase
                Wire Transfer Acct.                        1 Chase Manhattan Plaza
                                                           New York, NY 10005

                Manual Deposit Account      50316966       Fleet Bank
                                                           100 Federal Street
                                                           Boston, MA 02110

                Export Sales Documentary    451010567843   ABN AMRO Bank
                Collection                                 55 East 52nd Street
                                                           New York, NY 10055

----------
(5) Uniroyal Chemical Company, Inc., a New Jersey corporation

                                                                         ANNEX G
                                                                              to
                                                              SECURITY AGREEMENT

              FORM OF CONTROL AGREEMENT REGARDING DEPOSIT ACCOUNTS

        AGREEMENT (as amended, modified, restated and/or supplemented from time to time, this "Agreement"), dated as of _______ __, ____, among the undersigned assignor (the "Assignor"), DEUTSCHE BANK AG NEW YORK BRANCH, not in its individual capacity but solely as Collateral Agent (the "Collateral Agent") under the Security Agreement (as defined below) and ______ (the "Deposit Account Bank"), as the bank (as defined in Section 9-102 of the UCC as in effect on the date hereof in the State of New York (the "UCC")) with which one or more deposit accounts (as defined in Section 9-102 of the UCC) are maintained by the Assignor (with all such deposit accounts now or at any time in the future maintained by the Assignor with the Deposit Account Bank being herein called the "Deposit Accounts").

                              W I T N E S S E T H :

        WHEREAS, the Assignor, various other assignors and the Collateral Agent have entered into a Security Agreement, dated as of August 16, 2004 (as amended, amended and restated, modified or supplemented from time to time, the "Security Agreement"), under which, among other things, in order to secure the payment of the Obligations (as defined in the Security Agreement), the Assignor has granted a security interest to the Collateral Agent for the benefit of the Secured Creditors (as defined in the Security Agreement) in all of the right, title and interest of the Assignor in and into any and all deposit accounts (as defined in Section 9-102 of the UCC) and in all monies, securities, instruments and other investments deposited therein from time to time (collectively, herein called the "Collateral"); and

        WHEREAS, the Assignor desires that the Deposit Account Bank enter into this Agreement in order to establish "control" (as defined in Section 9-104 of the UCC) by the Collateral Agent in each Deposit Account at any time or from time to time maintained with the Deposit Account Bank, and to provide for the rights of the parties under this Agreement with respect to such Deposit Accounts;

        NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Assignor's Dealings with Deposit Accounts; Notice of Exclusive Control. Until the Deposit Account Bank shall have received from the Collateral Agent a Notice of Exclusive Control (as defined below), the Assignor shall be entitled to present items drawn on and otherwise to withdraw or direct the disposition of funds from the Deposit Accounts and give instructions in respect of the Deposit Accounts; provided, however, that the Assignor may not, and the Deposit Account Bank agrees that it shall not permit the Assignor to, without the Collateral Agent's prior written consent, close any Deposit Account. If the Collateral Agent shall give to the Deposit Account Bank a notice of the Collateral Agent's exclusive control of the

                                                                         Annex G
                                                                           Page2

Deposit Accounts, which notice states that it is a "Notice of Exclusive Control" (a "Notice of Exclusive Control"), only the Collateral Agent shall be entitled to withdraw funds from the Deposit Accounts, to give any instructions in respect of the Deposit Accounts and any funds held therein or credited thereto or otherwise to deal with the Deposit Accounts.

        2. Collateral Agent's Right to Give Instructions as to Deposit Accounts. (a) Notwithstanding the foregoing or any separate agreement that the Assignor may have with the Deposit Account Bank, the Collateral Agent shall be entitled, for purposes of this Agreement, at any time to give the Deposit Account Bank instructions as to the withdrawal or disposition of any funds from time to time credited to any Deposit Account, or as to any other matters relating to any Deposit Account or any other Collateral, without further consent from the Assignor. The Assignor hereby irrevocably authorizes and instructs the Deposit Account Bank, and the Deposit Account Bank hereby agrees, to comply with any such instructions from the Collateral Agent without any further consent from the Assignor. Such instructions may include the giving of stop payment orders for any items being presented to any Deposit Account for payment. The Deposit Account Bank shall be fully entitled to rely on, and shall comply with, such instructions from the Collateral Agent even if such instructions are contrary to any instructions or demands that the Assignor may give to the Deposit Account Bank. In case of any conflict between instructions received by the Deposit Account Bank from the Collateral Agent and the Assignor, the instructions from the Collateral Agent shall prevail.

        (b) It is understood and agreed that the Deposit Account Bank's duty to comply with instructions from the Collateral Agent regarding the Deposit Accounts is absolute, and the Deposit Account Bank shall be under no duty or obligation, nor shall it have the authority, to inquire or determine whether or not such instructions are in accordance with the Security Agreement or any other document, nor seek confirmation thereof from the Assignor or any other person.

        3. Assignor's Exculpation and Indemnification of Depository Bank. The Assignor hereby irrevocably authorizes and instructs the Deposit Account Bank to follow instructions from the Collateral Agent regarding the Deposit Accounts even if the result of following such instructions from the Collateral Agent is that the Deposit Account Bank dishonors items presented for payment from any Deposit Account. The Assignor further confirms that the Deposit Account Bank shall have no liability to the Assignor for wrongful dishonor of such items in following such instructions from the Collateral Agent. The Deposit Account Bank shall have no duty to inquire or determine whether the Assignor's obligations to the Collateral Agent are in default or whether the Collateral Agent is entitled, under any separate agreement between the Assignor and the Collateral Agent, to give any such instructions. The Assignor further agrees to be responsible for the Deposit Account Bank's customary charges and to indemnify the Deposit Account Bank from and to hold the Deposit Account Bank harmless against any loss, cost or expense that the Deposit Account Bank may sustain or incur in acting upon instructions which the Deposit Account Bank believes in good faith to be instructions from the Collateral Agent.

        4. Subordination of Security Interests; Deposit Account Bank's Recourse to Deposit Accounts. The Deposit Account Bank hereby subordinates any claims and security

                                                                         Annex G
                                                                           Page3

interests it may have against, or with respect to, any Deposit Account at any time established or maintained with it by the Assignor (including any amounts, investments, instruments or other Collateral from time to time on deposit therein) to the security interests of the Collateral Agent (for the benefit of the Secured Creditors) therein, and agrees that no amounts shall be charged by it to, or withheld or set-off or otherwise recouped by it from, any Deposit Account of the Assignor or any amounts, investments, instruments or other Collateral from time to time on deposit therein; provided that the Deposit Account Bank may, however, from time to time debit the Deposit Accounts for any of its customary charges in maintaining the Deposit Accounts or for reimbursement for the reversal of any provisional credits granted by the Deposit Account Bank to any Deposit Account, to the extent, in each case, that the Assignor has not separately paid or reimbursed the Deposit Account Bank therefor.(1)

        5. Representations, Warranties and Covenants of Deposit Account Bank. The Deposit Account Bank represents and warrants to the Collateral Agent that:

        (a)     The Deposit Account Bank constitutes a "bank" (as defined in
Section 9-102 of the UCC), that the jurisdiction (determined in accordance with
Section 9-304 of the UCC) of the Deposit Account Bank for purposes of each Deposit Account maintained by the Assignor with the Deposit Account Bank shall be one or more States within the United States.

        (b) The Deposit Account Bank shall not permit any Assignor to establish any demand, time, savings, passbook or other account with it which does not constitute a "deposit account" (as defined in Section 9-102 of the UCC).

        (c) The account agreements between the Deposit Account Bank and the Assignor relating to the establishment and general operation of the Deposit Accounts provide, whether specifically or generally, that the laws of ______________(2) govern secured transactions relating to the Deposit Accounts and that the Deposit Account Bank's "jurisdiction" for purposes of Section 9-304 of the UCC in respect of the Deposit Accounts is ___________________.(3) The Deposit Account Bank will not, without the Collateral Agent's prior written consent, amend any such account agreement so that the Deposit Account Bank's jurisdiction for purposes of Section 9-304 of the UCC is other than a jurisdiction permitted pursuant to preceding clause (a). All account agreements in respect of each Deposit Account in existence on the date hereof are listed on Annex A hereto and copies of all such account agreements have been furnished to the Collateral Agent. The Deposit Account Bank will promptly furnish to the Collateral Agent a copy of the account agreement for each Deposit Account hereafter established by the Deposit Account Bank for the Assignor.

        (d) The Deposit Account Bank has not entered and will not enter, into any agreement with any other person by which the Deposit Account Bank is obligated to comply

----------
(1) If the respective Deposit Account Bank is unwilling to agree to this paragraph, then the Collateral Agent may take the described in Section 3.9 of the Security Agreement.
(2) Inserted jurisdiction(s) must be consistent with requirements of preceding clause (a).
(3)  See footnote 2.

                                                                         Annex G
                                                                           Page4

with instructions from such other person as to the disposition of funds from any Deposit Account or other dealings with any Deposit Account or other of the Collateral.

        (e) On the date hereof the Deposit Account Bank maintains no Deposit Accounts for the Assignor other than the Deposit Accounts specifically identified in Annex A hereto.

        (f) Any items or funds received by the Deposit Account Bank for the Assignor's account will be credited to said Deposit Accounts specified in paragraph (e) above or to any other Deposit Accounts hereafter established by the Deposit Account Bank for the Assignor in accordance with this Agreement.

        (g) The Deposit Account Bank will promptly notify the Collateral Agent of each Deposit Account hereafter established by the Deposit Account Bank for the Assignor (which notice shall specify the account number of such Deposit Account and the location at which the Deposit Account is maintained), and each such new Deposit Account shall be subject to the terms of this Agreement in all respects.

        6. Deposit Account Statements and Information. The Deposit Account Bank agrees, and is hereby authorized and instructed by the Assignor, to furnish to the Collateral Agent, at its address indicated below and at the Collateral Agent's written request, copies of all account statements and other information relating to each Deposit Account that the Deposit Account Bank sends to the Assignor and to disclose to the Collateral Agent all information requested by the Collateral Agent regarding any Deposit Account.

        7. Conflicting Agreements. This Agreement shall have control over any conflicting agreement between the Deposit Account Bank and the Assignor.

        8. Merger or Consolidation of Deposit Account Bank. Without the execution or filing of any paper or any further act on the part of any of the parties hereto, any bank into which the Deposit Account Bank may be merged or with which it may be consolidated, or any bank resulting from any merger to which the Deposit Account Bank shall be a party, shall be the successor of the Deposit Account Bank hereunder and shall be bound by all provisions hereof which are binding upon the Deposit Account Bank and shall be deemed to affirm as to itself all representations and warranties of the Deposit Account Bank contained herein.

        9. Notices. (a) All notices and other communications provided for in this Agreement shall be in writing (including facsimile) and sent to the intended recipient at its address or telex or facsimile number set forth below:

                                                                         Annex G
                                                                           Page5

                If to the Collateral Agent, at:

                Deutsche Bank AG New York Branch
                60 Wall Street
                New York, New York  10005
                Attention:  Ms. Carin Keegan
                Telephone No.: (212) 250-6083
                Telecopier No.: (212) 797-5690

                If to the Assignor, at:

                _______________

                _______________

                _______________


                If to the Deposit Account Bank, at:

                _______________

                _______________

                _______________

or, as to any party, to such other address or telex or facsimile number as such party may designate from time to time by notice to the other parties.

        (b) Except as otherwise provided herein, all notices and other communications hereunder shall be delivered by hand or by commercial overnight courier (delivery charges prepaid), or mailed, postage prepaid, or telexed or faxed, addressed as aforesaid, and shall be effective (i) three business days after being deposited in the mail (if mailed), (ii) when delivered (if delivered by hand or courier) and (iii) or when transmitted with receipt confirmed (if telexed or faxed); provided that notices to the Collateral Agent shall not be effective until actually received by it.

        10. Amendment. This Agreement may not be amended, modified or supplemented except in writing executed and delivered by all the parties hereto.

        11. Binding Agreement. This Agreement shall bind the parties hereto and their successors and assign and shall inure to the benefit of the parties hereto and their successors and assigns. Without limiting the provisions of the immediately preceding sentence, the Collateral Agent at any time or from time to time may designate in writing to the Deposit Account Bank a successor Collateral Agent (at such time, if any, as such entity becomes the Collateral Agent under the Security Agreement, or at any time thereafter) who shall thereafter succeed to the rights of the existing Collateral Agent hereunder and shall be entitled to all of the rights and benefits provided hereunder.

                                                                         Annex G
                                                                           Page6

        12. Continuing Obligations. The rights and powers granted herein to the Collateral Agent have been granted in order to protect and further perfect its security interests in the Deposit Accounts and other Collateral and are powers coupled with an interest and will be affected neither by any purported revocation by the Assignor of this Agreement or the rights granted to the Collateral Agent hereunder or by the bankruptcy, insolvency, conservatorship or receivership of the Assignor or the Deposit Account Bank or by the lapse of time. The rights of the Collateral Agent hereunder and in respect of the Deposit Accounts and the other Collateral, and the obligations of the Assignor and Deposit Account Bank hereunder, shall continue in effect until the security interests of Collateral Agent in the Deposit Accounts and such other Collateral have been terminated and the Collateral Agent has notified the Deposit Account Bank of such termination in writing.

        13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        14. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

    [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

                                                                         Annex G
                                                                           Page7

        IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

                              Assignor:

                              [NAME OF ASSIGNOR]

                              By:
                                 -------------------------------
                                 Name:
                                 Title:

                              Collateral Agent:

                              DEUTSCHE BANK AG NEW YORK BRANCH,
                                as Collateral Agent for the Lender Creditors with respect to the Priority Credit Document Obligations

                              By:
                                 -------------------------------
                                 Name:
                                 Title:

                              By:
                                 -------------------------------
                                 Name:
                                 Title:

                              DEUTSCHE BANK AG NEW YORK BRANCH,
                                as Collateral Agent for the Secured Creditors with respect to the Obligations not constituting Priority Credit Document Obligations

                              By:
                                 -------------------------------
                                 Name:
                                 Title:

                              By:
                                 -------------------------------
                                 Name:
                                 Title:

                                                                         Annex G
                                                                           Page8

                              Deposit Account Bank:

                              [NAME OF DEPOSIT ACCOUNT BANK]

                              By:
                                 -------------------------------
                                 Name:
                                 Title:

                                                                         ANNEX H
                                                                              to
                                                              SECURITY AGREEMENT

                      DESCRIPTION OF COMMERCIAL TORT CLAIMS

1. Dow AgroSciences LLC (Plaintiff) vs. Crompton Corporation and Uniroyal Chemical Company, Inc.(6) (Defendant). Case No. 1:03-CV-0654-SEB-JPG, United States District Court, Southern District of Indiana, Indianapolis Division.

        Plaintiff is seeking a declaratory judgment that it is not infringing any of Defendant's patents by selling its noviflumuron termiticide product and also to declare that Defendant's patents are invalid. Defendant has counterclaimed that Plaintiff is infringing defendant's patents and that defendant's patents are valid and enforceable. Defendant believes that the claim may be worth $20-25 million, but there is a lot of uncertainty on that because experts have not yet been retained.

----------
(6) Uniroyal Chemical Company, Inc., a Delaware corporation

                               (Graphic Omitted)

                                                                         ANNEX I
                                                                              to
                                                              SECURITY AGREEMENT

                       SCHEDULE OF MARKS AND APPLICATIONS;
                       INTERNET DOMAIN NAME REGISTRATIONS

1.      MARKS AND APPLICATIONS:

        (a)     Registered Trademarks see Attachment 1.

        (b)     Pending Trademarks see Attachment 2.

2.      INTERNET DOMAIN NAME REGISTRATIONS:

        (a)     Crompton Corporation

        DOMAIN NAME                       REG. DATE   EXPIRATION
        ------------------------------------------------------------------------
        ckwitco.com                       06/01/99    10/20/05
        Cromptonchemical.com              02/28/02    02/28/05
        cromptonchemicals.com             02/28/05    02/28/05
        cromptoncorp.com                  12/11/99    12/11/06
        cromptonsucks.com                 07/18/02    07/18/09
        petadditives.com                  09/27/00    09/27/04
        uniroyalchem.com                  10/30/95    10/29/04
        uniroyalchemical.com              01/30/97    01/31/05
        uniroyal-chemical.com             01/30/97    01/31/05
        witco.com                         11/06/96    11/07/04
        witco-corp.com                    01/03/96    01/02/05
        witcocorporation.com              12/18/95    12/14/04
        witcopolymeradditives.com         09/27/00    09/27/04
        witcoranch.com                    04/16/02    04/16/04 (Renewal past due
                                                       - in redemption period)
        witcovinyladditives.com           09/27/00    09/27/04
        woodfiberplasticcomposites.com    08/30/02    08/30/04
        woodfiber-plasticcomposites.com   08/30/02    08/30/014
        woodfiberplasticscomposites.com   08/30/02    08/30/04
        woodplasticcomposite.com          01/07/02    01/07/05
        woodplasticcomposites.com         01/07/02    01/07/05
        woodplasticscomposites.com        01/07/02    01/07/05
        davisstandard.com                 04/11/97    04/12/06

        (b)     Davis-Standard Corporation

        DOMAIN NAME                       REG. DATE   EXPIRATION
        ------------------------------------------------------------------------
        davisstandard.com                 04/11/97    04/12/06
        davis-standard.com                06/25/97    06/24/06

                                                                         ANNEX J
                                                                              to
                                                              SECURITY AGREEMENT

                               SCHEDULE OF PATENTS

See Attachment 1.

                                                                         ANNEX K
                                                                              to
                                                              SECURITY AGREEMENT

                             SCHEDULE OF COPYRIGHTS

None.

                                                                         ANNEX L
                                                                              to
                                                              SECURITY AGREEMENT

                       FORM OF GRANT OF SECURITY INTEREST
                           IN UNITED STATES TRADEMARKS

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a __________ _________ (the "Grantor") with principal offices at ____________________________, hereby pledges and grants to Deutsche Bank AG New York Branch, a duly licensed branch of Deutsche Bank AG, a banking corporation organized and existing under the laws of the Federal Republic of Germany, with principal offices at 60 Wall Street, New York, New York 10005, as collateral agent for the equal and ratable benefit of the Lender Creditors (as defined in the Security Agreement referred to below) and as collateral agent for the equal and ratable benefit of the Secured Creditors (as defined in the Security Agreement referred to below) (in such capacities and (in either case) together with any successor collateral agent, the "Grantee"), a continuing security interest in all of the Grantor's right, title and interest in and to (i) the United States trademarks, trademark registrations and trademark applications (the "Marks") set forth on Schedule A attached hereto,
(ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks, (iii) the goodwill of the businesses symbolized by the Marks and (iv) all causes of action arising prior to or after the date hereof for infringement of any of the Marks or unfair competition regarding the same.

THIS GRANT is made to secure the prompt payment and performance when due of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of August 16, 2004 (as amended, restated, modified and/or supplemented from time to time, the "Security Agreement"). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in

                                                                         Annex L
                                                                           Page2

writing releasing the security interest in the Marks acquired under this Grant and reassigning its interest in the Marks to the Grantor.

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

    [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

                                                                         Annex L
                                                                           Page3

        IN WITNESS WHEREOF, the undersigned have executed this Grant as of the ____ day of ____________, ____.

                                               [NAME OF GRANTOR], Grantor

                                               By
                                                  --------------------------
                                                  Name:
                                                  Title:

                                               DEUTSCHE BANK AG NEW YORK BRANCH,
                                                as Collateral Agent and Grantee

                                               By
                                                  --------------------------
                                                  Name:
                                                  Title:

                                               By
                                                  --------------------------
                                                  Name:
                                                  Title:

STATE OF ______________)
                       )  ss.:
COUNTY OF _____________)

On this ____ day of _________, ____, before me personally came ________ ________________ who, being by me duly sworn, did state as follows: that [s]he is ______________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said ____________ and that [s]he did so by authority of the [Board of Directors] of said ____________.

                                                        ___________________
                                                           Notary Public

STATE OF ______________)
                       )  ss:
COUNTY OF _____________)

On this ____ day of _________, ____, before me personally came ________ _____________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Deutsche Bank AG New York Branch, that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                                        ___________________
                                                           Notary Public

                                                                      SCHEDULE A

        MARK                      REG. NO.                 REG. DATE
        ----                      --------                 ---------

                                                                         ANNEX M
                                                                              to
                                                              SECURITY AGREEMENT

                       FORM OF GRANT OF SECURITY INTEREST
                            IN UNITED STATES PATENTS

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a __________ _________ (the "Grantor") with principal offices at ____________________________, hereby grants to Deutsche Bank AG New York Branch, a duly licensed branch of Deutsche Bank AG, a banking corporation organized and existing under the laws of the Federal Republic of Germany, with principal offices at 60 Wall Street, New York, New York 10005, as collateral agent for the equal and ratable benefit of the Lender Creditors (as defined in the Security Agreement referred to below) and as collateral agent for the equal and ratable benefit of the Secured Creditors (as defined in the Security Agreement referred to below) (in such capacities and (in either case) together with any successor collateral agent, the "Grantee"), a continuing security interest in all of the Grantor's rights, title and interest in and to
(i) the United States patents (the "Patents") set forth on Schedule A attached hereto, in each case together with (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Patents, and (iii) all causes of action arising prior to or after the date hereof for infringement of any of the Patents.

THIS GRANT is made to secure the prompt payment and performance when due of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of August 16, 2004 (as amended, restated, modified and/or supplemented from time to time, the "Security Agreement"). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Patents acquired under this Grant and reassigning, its interest in the Patents to the Grantor.

                                                                         Annex M
                                                                           Page2

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

    [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

                                                                         Annex M
                                                                           Page3

        IN WITNESS WHEREOF, the undersigned have executed this Grant as of the ____ day of ____________, ____.

                                               [NAME OF GRANTOR], Grantor

                                               By
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                               DEUTSCHE BANK AG NEW YORK BRANCH,
                                                 as Collateral Agent and Grantee

                                               By
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                               By
                                                 -------------------------------
                                                 Name:
                                                 Title:

STATE OF ______________)
                       )  ss:
COUNTY OF______________)

On this ____ day of _________, ____ before me personally came ________ ________________ who, being by me duly sworn, did state as follows: that [s]he is ______________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said ____________ and that [s]he did so by authority of the Board of Directors of said ____________.

                                                        ___________________
                                                           Notary Public

STATE OF ______________)
                       )  ss:
COUNTY OF _____________)

On this ____ day of _________, ____, before me personally came ________ _____________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Deutsche Bank AG New York Branch, that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                                        ___________________
                                                           Notary Public

                                                                      SCHEDULE A

        PATENT                    PATENT NO.                ISSUE DATE
        ------                    ----------                ----------

                                                                         ANNEX N
                                                                              TO
                                                              SECURITY AGREEMENT

                       FORM OF GRANT OF SECURITY INTEREST
                           IN UNITED STATES COPYRIGHTS

        WHEREAS, [Name of Grantor], a _______________ _____________ (the
"Grantor"), having its chief executive office at , , is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto;

        WHEREAS, DEUTSCHE BANK AG NEW YORK BRANCH, a duly licensed branch of Deutsche Bank AG, a banking corporation organized and existing under the laws of the Federal Republic of Germany, with principal offices at 60 Wall Street, New York, New York 10005, as collateral agent for the equal and ratable benefit of the Lender Creditors (as defined in the Security Agreement referred to below) and as collateral agent for the equal and ratable benefit of the Secured Creditors (as defined in the Security Agreement referred to below) (in such capacities and (in either case) together with any successor collateral agent, the "Grantee"), desires to acquire a continuing security interest in said copyrights and copyright registrations and applications therefor; and

        WHEREAS, the Grantor is willing to grant to the Grantee a continuing security interest in the copyrights and copyright registrations and applications therefor described above to secure the prompt payment and performance when due of all of the Obligations of the Grantor under the Security Agreement referred to below.

        NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of August 16, 2004, made by the Grantor, the other assignors from time to time party thereto and the Grantee (as amended, restated, modified and/or supplemented from time to time, the "Security Agreement"), the Grantor hereby assigns, pledges and grants to the Grantee, as collateral agent for the equal and ratable benefit of the Lender Creditors and as collateral agent for the equal and ratable benefit of the Secured Creditors, a continuing security interest in, the copyrights and copyright registrations and applications therefor set forth in Schedule A attached hereto.

                                                                         Annex N
                                                                           Page2

        This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern. Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall execute, acknowledge and deliver to the Grantor an instrument in writing releasing the security interest in the copyrights and copyright registrations and applications therefor acquired under this Grant and reassigning its interest in such copyrights and copyright registrations and applications therefor to the Grantor.

    [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

                                                                         Annex N
                                                                           Page3

        IN WITNESS WHEREOF, the undersigned have executed this Grant as of the ____ day of ____________, ____.

                                               [NAME OF GRANTOR], Grantor

                                               By
                                                 ---------------------------
                                                 Name:
                                                 Title:

                                               DEUTSCHE BANK AG NEW YORK BRANCH,
                                                 as Collateral Agent and Grantee

                                               By
                                                 ---------------------------
                                                 Name:
                                                 Title:

                                               By
                                                 ---------------------------
                                                 Name:
                                                 Title:

STATE OF               )
                       )  ss:
COUNTY OF              )

On this __ day of _________, ____, before me personally came ___________ ______________, who being duly sworn, did depose and say that [s]he is
___________________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                                        ___________________
                                                           Notary Public

STATE OF ______________)
                       )  ss.:
COUNTY OF______________)

On this ____ day of _________, ____, before me personally came ________ __________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Deutsche Bank AG New York Branch, that [s]he is authorized to execute the foregoing Grant on behalf of said __________ and that [s]he did so by authority of the Board of Directors of said _____________.

                                                        ___________________
                                                           Notary Public

                                                                         ANNEX O
                                                                              to
                                                              SECURITY AGREEMENT

                              THE COLLATERAL AGENT

        1. Appointment. The Secured Creditors, by their acceptance of the benefits of the Security Agreement to which this Annex O is attached and each other Security Document hereby irrevocably designate Deutsche Bank AG New York Branch (and any successor Collateral Agent) to act as specified herein and therein. Unless otherwise defined herein, all capitalized terms used herein (x) and defined in the Security Agreement, are used herein as therein defined and
(y) not defined in the Security Agreement, are used herein as defined in the Credit Agreement referenced in the Security Agreement. Each Secured Creditor hereby irrevocable authorizes, and each holder of any Obligation by the acceptance of such Obligation and by the acceptance of the benefits of the Security Documents shall be deemed irrevocably to authorize, the Collateral Agent to take such action on its behalf under the provisions of the Security Documents and any instruments and agreements referred to therein and to exercise such powers and to perform such duties thereunder as are specifically delegated to or required of the Security Documents by the terms thereof and such other powers as are reasonably incidental thereto. The Collateral Agent may perform any of its duties hereunder or thereunder by or through its authorized agents, sub-agents or employees.

        2. Nature of Duties. (a) The Collateral Agent shall have no duties or responsibilities except those expressly set forth herein and in the Security Documents. The duties of the Collateral Agent shall be mechanical and administrative in nature; the Collateral Agent shall not have by reason of this Agreement or any other Secured Debt Agreement a fiduciary relationship in respect of any Secured Creditor; and nothing in this Agreement or any other Secured Debt Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Collateral Agent any obligations in respect of the Security Documents except as expressly set forth herein and therein.

        (b) The Collateral Agent shall not be responsible for insuring the Collateral or for the payment of taxes, charges or assessments or discharging of Liens upon the collateral or otherwise as to the maintenance of the Collateral.

        (c) The Collateral Agent shall not be required to ascertain or inquire as to the performance by any Assignor of any of the covenants or agreements contained in the Security Agreement or any other Secured Debt Agreement.

        (d) The Collateral Agent shall be under no obligation or duty to take any action under, or with respect to, any Security Document if taking such action (i) would subject the Collateral Agent to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Collateral Agent to qualify to do business, or obtain any license, in any jurisdiction where it is not then so qualified or licensed or (iii) would subject the Collateral Agent to in personam jurisdiction in any locations where it is not then so subject.

        (e) Notwithstanding any other provision of this Annex O, neither the Collateral Agent nor any of its officers, directors, employees, affiliates or agents shall, in each case in its individual capacity, be personally liable for any action taken or omitted to be taken by

                                                                         Annex O
                                                                           Page2

it in accordance with, or pursuant to this Annex O or any Security Document except for its own gross negligence or willful misconduct (as determined in a final, non-appealable decision by a court of competent jurisdiction).

        3. Lack of Reliance on the Collateral Agent. Independently and without reliance upon the Collateral Agent, each Secured Creditor, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of each Assignor and its Subsidiaries in connection with the making and the continuance of the Obligations and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of each Assignor and its Subsidiaries, and the Collateral Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Creditor with any credit or other information with respect thereto, whether coming into its possession before the extension of any Obligations or the purchase of any notes or at any time or times thereafter. The Collateral Agent shall not be responsible in any manner whatsoever to any Secured Creditor for the correctness of any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of any Security Document or the security interests granted hereunder or the financial condition of any Assignor or any Subsidiary of any Assignor or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Security Agreement, or the financial condition of any Assignor or any Subsidiary of any Assignor, or the existence or possible existence of any default or event of default. The Collateral Agent makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of any Assignor thereto or as to the security afforded by any Security Document.

        4. Certain Rights of the Collateral Agent. (a) No Secured Creditor shall have the right to cause the Collateral Agent to take any action with respect to the Collateral, with only the Required Secured Creditors having the right to direct the Collateral Agent to take any such action. If the Collateral Agent shall request instructions from the Required Secured Creditors, with respect to any act or action (including failure to act) in connection with any Security Document, the Collateral Agent shall be entitled to refrain from such act or taking such action unless and until it shall have received instructions from the Required Secured Creditors and to the extent requested, appropriate indemnification in respect of actions to be taken, and the Collateral Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Secured Creditor shall have any right of action whatsoever against the Collateral Agent as a result of the Collateral Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Secured Creditors. Notwithstanding anything to the contrary contained above in this Section 4(a), if at any time the principal of any Obligations secured by the Security Documents has been accelerated, or the final maturity date with respect to any such principal Obligations has occurred, and as a result thereof one or more payment Events of Default (where the aggregate principal amount of such Obligations accelerated or not paid at final maturity equals or exceeds $50,000,000), which payment Events of Default shall have continued in existence for at least 90 consecutive days after the date of such acceleration or final maturity, and the Required Secured Creditors at such time (determined without regard to this sentence) have not directed the Collateral Agent to commence enforcement proceedings pursuant to any of the Security Documents, then so long as such payment Event of

                                                                         Annex O
                                                                           Page3

Default is continuing the Secured Creditors holding at least a majority of the outstanding Obligations secured hereby subject to such payment Event of Default shall constitute the Required Secured Creditors for purposes of causing the Collateral Asset to commence enforcement proceedings pursuant to the Security Documents, provided that in such event the Secured Creditors who would constitute the Required Secured Creditors in the absence of this sentence shall have the right to direct the manner and method of enforcement so long as such directions do not materially delay or impair the taking of enforcement action.

        (b) Notwithstanding anything to the contrary contained herein, the Collateral Agent is authorized, but not obligated, (i) to take any action reasonably required to perfect or continue the perfection of the liens on the Collateral for the benefit of the Secured Creditors and (ii) when instructions from the Required Secured Creditors have been requested by the Collateral Agent but have not yet been received, to take any action which the Collateral Agent, in good faith, believes to be reasonably required to promote and protect the interests of the Secured Creditors in the Collateral; provided that once instructions have been received, the actions of the Collateral Agent shall be governed thereby and the Collateral Agent shall not take any further action which would be contrary thereto.

        (c) Notwithstanding anything to the contrary contained herein or in any other Security Document, the Collateral Agent shall not be required to take any action that exposes or, in the good faith judgment of the Collateral Agent may expose, the Collateral Agent or its officers, directors, agents or employees to personal liability, unless the Collateral Agent shall be adequately indemnified as provided herein, or that is, or in the good faith judgment of the Collateral Agent may be, contrary to any Security Document, any other Secured Debt Document or applicable law.

        5. Reliance. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telescopes message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper Person or entity, and, with respect to all legal matters pertaining hereto or to any Security Document and its duties thereunder and hereunder, upon advice of counsel selected by it.

        6. Indemnification. To the extent the Collateral Agent is not reimbursed and indemnified by the Assignors under the Security Documents, the Secured Creditors (other than the Existing Senior Noteholders) will reimburse and indemnify the Collateral Agent, in proportion to their respective outstanding principal amounts (including, for this purpose, the Stated Amount of outstanding Letters of Credit of Obligations, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in performing its duties hereunder, or in any way relating to or arising out of its actions as Collateral Agent in respect of any Security Documents except for those resulting solely from the Collateral Agent's own gross negligence or willful misconduct (as determined in a final, non-appealable decision by a court of competent jurisdiction). The indemnities set forth in this Section 6 shall survive the repayment of all Obligations, with the respective indemnification at such time to be based upon the outstanding principal amounts (determined as described above) of Obligations at the time of the respective occurrence upon which the claim

                                                                         Annex O
                                                                           Page4

against the Collateral Agent is based or, if same is not reasonably determinable, based upon the outstanding principal amounts (determined as described above) of Obligations as in effect immediately prior to the termination of the Security Documents. The indemnities set forth in this Section 6 are in addition to any indemnities provided by the Lenders to the Collateral Agent pursuant to the Credit Agreement, with the effect being that the Lenders shall be responsible for indemnifying the Collateral Agent to the extent the Collateral Agent does not receive payments pursuant to this Section 6 from the Secured Creditors (although in such event, and upon the payment in full of all such amounts owing to the Collateral Agent by the Lenders, the Lenders shall be subrogated to any rights of the Collateral Agent to receive payment from the Secured Creditors).

        7. The Collateral Agent in its Individual Capacity. With respect to its obligations as a lender under the Credit Agreement and any other Credit Documents to which the Collateral Agent is a party, and to act as agent under one or more of such Credit Documents, the Collateral Agent shall have the rights and powers specified therein and herein for a "Lender", and may exercise the same rights and powers as though it were not performing the duties specified herein; and the terms "Lenders," "Required Lenders," "holders of Notes," or any similar terms shall, unless the context clearly otherwise indicates, include the Collateral Agent in its individual capacity. The Collateral Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with any Assignor or any Affiliate or Subsidiary of any Assignor as if it were not performing the duties specified herein or in the other Credit Documents, and may accept fees and other consideration from the Assignors for services in connection with the Credit Agreement, the other Credit Documents and otherwise without having to account for the same to the Secured Creditors.

        8. Holders. The Collateral Agent may deem and treat the payee of any note as the owner thereof for all purposes hereof unless and until written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Collateral Agent. Any request, authority or consent of any person or entity who, at the time of making such request or giving such authority or consent, is the holder of any note, shall be final and conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such note or of any note or notes issued in exchange therefor.

        9. Resignation by the Collateral Agent. (a) The Collateral Agent may resign from the performance of all of its functions and duties hereunder and under the Security Documents at any time by giving 15 Business Days' prior or written notice to the Borrower, the Lender Creditors, the Hedging Creditors, the Additional Secured Creditors and the Trustee. Such resignation shall take effect upon the appointment of a successor Collateral Agent pursuant to clause (b) or
(c) below.

        (b) If a successor Collateral Agent shall not have been appointed within said 15 Business Day period by the Required Secured Creditors, the Collateral Agent, with the consent of the Borrower, which consent shall not be unreasonably withheld or delayed, shall then appoint a successor Collateral Agent who shall serve as Collateral Agent hereunder or thereunder until such time, if any, as the Required Secured Creditors appoint a successor Collateral Agent as provided above.

                                                                         Annex O
                                                                           Page5

        (c) If no successor Collateral Agent has been appointed pursuant to clause (b) above by the 15th Business Day after the date of such notice of resignation was given by the Collateral Agent, as a result of a failure by the Borrower to consent to the appointment of such a successor Collateral Agent, the Required Secured Creditors shall then appoint a successor Collateral Agent who shall serve as Collateral Agent hereunder or thereunder until such time, if any, as the Required Secured Creditors appoint a successor Collateral Agent as provided above.

                                TABLE OF CONTENTS

                                                                                                        PAGE
                                                                                                        ----
ARTICLE I      SECURITY INTERESTS..........................................................................3

     1.1    Grant of Security Interests....................................................................3
     1.2    Power of Attorney..............................................................................6

ARTICLE II     GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS...........................................6

     2.1    Necessary Filings..............................................................................6
     2.2    No Liens.......................................................................................7
     2.3    Other Financing Statements.....................................................................7
     2.4    Chief Executive Office, Record Locations.......................................................7
     2.5    Location of Inventory and Equipment............................................................7
     2.6    Legal Names; Type of Organization (and Whether a Registered Organization and/or a
            Transmitting Utility); Jurisdiction of Organization; Location; Organizational
            Identification Numbers; Changes Thereto; etc...................................................8
     2.7    Trade Names; Etc...............................................................................8
     2.8    Certain Significant Transactions...............................................................8
     2.9    Non-UCC Property...............................................................................9
     2.10   As-Extracted Collateral; Timber-to-be-Cut......................................................9
     2.11   Recourse.......................................................................................9

ARTICLE III    SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS; INSTRUMENTS;
               CHATTEL PAPER AND CERTAIN OTHER COLLATERAL..................................................9

     3.1    Maintenance of Records........................................................................10
     3.2    Direction to Account Debtors; Contracting Parties; etc........................................10
     3.3    Modification of Terms; etc....................................................................10
     3.4    Collection....................................................................................11
     3.5    Instruments...................................................................................11
     3.6    Assignors Remain Liable Under Accounts........................................................11
     3.7    Assignors Remain Liable Under Contracts.......................................................12
     3.8    Deposit Accounts; Etc.........................................................................12
     3.9    Letter-of-Credit Rights.......................................................................13
     3.10   Commercial Tort Claims........................................................................14
     3.11   Chattel Paper.................................................................................14
     3.12   Further Actions...............................................................................14

ARTICLE IV     SPECIAL PROVISIONS CONCERNING TRADEMARKS AND DOMAIN NAMES..................................14

     4.1    Additional Representations and Warranties.....................................................14
     4.2    Licenses and Assignments......................................................................15

     4.3    Infringements.................................................................................15
     4.4    Preservation of Marks and Domain Names........................................................15
     4.5    Maintenance of Registration...................................................................15
     4.6    Future Registered Marks and Domain Names......................................................16
     4.7    Remedies......................................................................................16

ARTICLE V      SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS........................16

     5.1    Additional Representations and Warranties.....................................................16
     5.2    Licenses and Assignments......................................................................17
     5.3    Infringements.................................................................................17
     5.4    Maintenance of Patents or Copyrights..........................................................17
     5.5    Prosecution of Patent or Copyright Applications...............................................18
     5.6    Other Patents and Copyrights..................................................................18
     5.7    Remedies......................................................................................18

ARTICLE VI     PROVISIONS CONCERNING ALL COLLATERAL.......................................................18

     6.1    Protection of Collateral Agent's Security.....................................................18
     6.2    Warehouse Receipts Non-Negotiable.............................................................19
     6.3    Additional Information........................................................................19
     6.4    Further Actions...............................................................................19
     6.5    Financing Statements..........................................................................19
     6.6    Acknowledgment................................................................................20

ARTICLE VII    REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT............................................20

     7.1    Remedies; Obtaining the Collateral Upon Default...............................................20
     7.2    Remedies; Disposition of the Collateral.......................................................21
     7.3    Waiver of Claims..............................................................................22
     7.4    Application of Proceeds.......................................................................23
     7.5    Remedies Cumulative...........................................................................25
     7.6    Discontinuance of Proceedings.................................................................26

ARTICLE VIII   INDEMNITY..................................................................................26

     8.1    Indemnity.....................................................................................26
     8.2    Indemnity Obligations Secured by Collateral; Survival.........................................27

ARTICLE IX     DEFINITIONS................................................................................28

ARTICLE X      MISCELLANEOUS..............................................................................37

     10.1   Notices.......................................................................................37
     10.2   Waiver; Amendment.............................................................................38
     10.3   Obligations Absolute..........................................................................39
     10.4   Successors and Assigns........................................................................39
     10.5   Headings Descriptive..........................................................................39

     10.6   GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL........................40
     10.7   Assignor's Duties.............................................................................41
     10.8   Termination; Release..........................................................................41
     10.9   Counterparts..................................................................................42
     10.10  Severability..................................................................................42
     10.11  The Collateral Agent and the other Secured Creditors..........................................43
     10.12  Additional Assignors..........................................................................43
     10.13  Limited Obligations...........................................................................43

ANNEX A     Schedule of Chief Executive Offices Address(es) of Chief Executive Office
ANNEX B     Schedule of Inventory and Equipment Locations
ANNEX C     Schedule of Legal Names, Type of Organization  (and Whether a Registered  Organization  and/or
            a Transmitting Utility),  Jurisdiction of Organization,  Location and Organizational
            Identification Numbers
ANNEX D     Schedule of Trade and Fictitious Names
ANNEX E     Description of Certain Significant Transactions Occurring Within One Year Prior to the Date of
            the Security Agreement
ANNEX F     Schedule of Deposit Accounts
ANNEX G     Form of Control Agreement Regarding Deposit Accounts
ANNEX H     Schedule of Commercial Tort Claims
ANNEX I     Schedule of Marks and Applications; Internet Domain Name Registrations
ANNEX J     Schedule of Patents
ANNEX K     Schedule of Copyrights
ANNEX L     Form of Grant of Security Interest in United States Trademarks
ANNEX M     Form of Grant of Security Interest in United States Patents
ANNEX N     Form of Grant of Security Interest in United States Copyrights
ANNEX O     The Collateral Agent

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